UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23161

NuShares ETF Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Exchange-Traded Funds

31 July

2018

Fund Name	Listing Exchange	Ticker Symbol
Nushares Enhanced Yield U.S. Aggregate Bond ETF	NYSE Arca	NUAG
Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	NYSE Arca	NUSA
Nushares ESG U.S. Aggregate Bond ETF	NYSE Arca	NUBD

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market turbulence this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. Downside risks for some emerging markets have increased. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Growth estimates for Europe, the U.K. and Japan pointed to a rebound in their economies during the second quarter. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

September 24, 2018

Portfolio Managers’ Comments

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG)

Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)

Nushares ESG U.S. Aggregate Bond ETF (NUBD)

These Funds feature portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen Fund Advisors, LLC. Portfolio managers Lijun (Kevin) Chen, CFA, and Jayesh D. Bhansali, CFA, have managed the Funds since their inceptions.

Effective June 26, 2018, Jayesh Bhansali is no longer a portfolio manager for the Fund and Yong (Mark) Zheng, CFA, was added as a portfolio manager.

Here they discuss U.S. economic and market conditions, key investment strategies, the twelve-month performance of NUAG and NUSA, and the performance of NUBD during the abbreviated reporting period from NUBD’s commencement of operations on September 29, 2017 through July 31, 2018.

What factors affected the U.S. economy and the bond market during the twelve-month and abbreviated annual reporting period ended July 31, 2018?

After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “second” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.2% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in July 2018 from 4.3% in July 2017 and job gains averaged around 200,000 per month for the past twelve months. The Consumer Price Index (CPI) increased 2.9% over the twelve-month reporting period ended July 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory continued to drive home prices higher. Although mortgage rates have started to nudge higher, they remained relatively low by historical standards. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, rose 6.2% in June 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over- year increases of 6.0% and 6.3%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Each Fund uses credit quality ratings for its portfolio securities provided by Moody’s, S&P and Fitch. For NUAG and NUSA, if all three of Moody’s, S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. For NUBD, if all three of Moody’s, S&P, and Fitch provide a rating for a security, the middle rating is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities are included in the U.S. Treasury/Agency category.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018, was the seventh rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting, indicating its confidence in the economy’s health. In line with expectations, the Fed left rates unchanged at its July meeting and continued to signal another increase in September. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Geopolitical news remained a prominent market driver. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although the U.S. and the Europe Union announced in July they would refrain from further tariffs while they negotiate trade terms. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, but political instability in the U.K. in July has clouded the outlook. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

The U.S. bond market ended the twelve-month reporting period with a modestly negative return. Interest rates rose as economic conditions continued to improve, fueling expectations that the Fed would continue to incrementally raise interest rates. Short-term interest rates, which are more sensitive to the Fed’s rate actions, increased more than long-term rates, causing the yield curve to flatten. Government bonds generally underperformed in this environment, while the corporate and securitized markets posted relatively better performance. Corporate bonds faced some technical headwinds, especially in the first half of 2018. Elevated merger and acquisition activity led to increased supply, while a stronger dollar weakened overseas demand for U.S. dollar credit. The strong economic backdrop and positive housing market fundamentals continued to support the securitized market.

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG)

What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?

The Fund employs a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of the ICE BofAML Enhanced Yield U.S. Broad Bond Index (the “NUAG Enhanced Index”). The NUAG Enhanced Index is designed to broadly capture the U.S. investment grade fixed income market and uses a rules-based weighting methodology that seeks to enhance yield while maintaining comparable risk. The NUAG Enhanced Index is primarily comprised of U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. governments and corporations that are publicly offered for sale in the U.S. The Fund generally invests in a subset of the securities in the NUAG Enhanced Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the NUAG Enhanced Index. Under normal market conditions, the Fund invests at least 80% of its assets, exclusive of collateral held from securities lending, in component securities of the NUAG Enhanced Index. The Fund rebalances its holdings monthly in response to the monthly NUAG Enhanced Index rebalances.

During the reporting period, the Fund has remained fully invested within its allocation targets to track the NUAG Enhanced Index. As of July 31, 2018, the Fund’s net assets were invested in 32.5% securitized debt, 40.3% corporate debt, 24.0% U.S. Treasuries and 1.9% government-related debt. The Fund delivered index-like performance results and minimized tracking error (i.e. the divergence in performance from that of the NUAG Enhanced Index), in this reporting period.

How did the Fund perform during the twelve-month reporting period ended July 31, 2018?

The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance information for the one-year and since inception periods ended July 31, 2018. The Fund’s total returns at net asset value (NAV) are compared with the performance of the NUAG Enhanced Index, which the Fund is designed to track.

The Fund’s total return underperformed that of the NUAG Enhanced Index over this reporting period. As expected, the relative underperformance is mainly attributable to the transaction costs related to the Fund’s acquisition of structured securities, as well as fees and expenses incurred by the Fund that are not incurred by the NUAG Enhanced Index. The NUAG Enhanced Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.

Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)

What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?

The Fund employs a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of the ICE BofAML Enhanced Yield 1-5 Year U.S. Broad Bond Index (the “NUSA Enhanced Index”). The NUSA Enhanced Index is designed to broadly capture the 1-5 year U.S. investment grade fixed income market and uses a rules-based weighting methodology that seeks to enhance yield while maintaining comparable risk. The NUSA Enhanced Index is primarily comprised of U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. governments and corporations that are publicly offered for sale in the U.S. The Fund generally invests in a subset of the securities in the NUSA Enhanced Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the NUSA Enhanced Index. Under normal market conditions, the Fund invests at least 80% of its assets and the amount of any borrowings for investment purposes in component securities of the NUSA Enhanced Index. The Fund rebalances its holdings monthly in response to the monthly NUSA Enhanced Index rebalances.

During the reporting period, the Fund has remained fully invested within its allocation targets to track the NUSA Enhanced Index. As of July 31, 2018, the Fund’s net assets were invested in 50.8% corporate debt, 21.8% securitized debt, 25.6% U.S. Treasuries and 0.4% government-related debt. The Fund delivered index-like performance results and minimized tracking error (i.e. the divergence in performance from that of the NUSA Enhanced Index), in this reporting period.

How did the Fund perform during the twelve-month reporting period ended July 31, 2018?

The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance information for the one-year and since inception periods ended July 31, 2018. The Fund’s total returns at net asset value (NAV) are compared with the performance of the NUSA Enhanced Index, which the Fund is designed to track.

The Fund’s total return underperformed that of the NUSA Enhanced Index over this reporting period. As expected, the relative underperformance is mainly attributable to the transaction costs related to the Fund’s acquisition of structured securities, as well as fees and expenses incurred by the Fund that are not incurred by the NUSA Enhanced Index. The NUSA Enhanced Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.

Nushares ESG U.S. Aggregate Bond ETF (NUBD)

What key strategies were used to manage the Fund during the abbreviated reporting period and how did these strategies influence performance?

The Fund employs a passive management (or “indexing”) approach, investing in a diversified portfolio of U.S. investment grade bonds that satisfy certain environmental, social and governance (“ESG”) criteria. The Fund seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index (“the NUBD Select Index”). The NUBD

Portfolio Managers’ Comments (continued)

Select Index is composed of U.S. investment grade fixed income securities that satisfy certain ESG and low-carbon criteria, including U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. governments and corporations that are publicly offered for sale in the U.S. The NUBD Select Index selects from the securities included in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Base Index”), which is designed to broadly capture the U.S. investment grade, taxable fixed income market. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the NUBD Select Index. To the extent the NUBD Select Index concentrates (i.e., holds 25% or more of its total assets) in the securities of companies in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the NUBD Select Index. The Fund rebalances its holdings monthly in response to the monthly NUBD Select Index rebalances.

During the abbreviated reporting period, the Fund has remained fully invested within its allocation targets to track the NUBD Select Index. As of July 31, 2018, the Fund’s net assets were invested in 39.4% U.S. Treasuries, 30.1% securitized debt, 23.4% corporate debt and 5.2% government-related debt. The Fund delivered index-like performance results and minimized tracking error (i.e. the divergence in performance from that of the NUBD Select Index), in this abbreviated reporting period.

How did the Fund perform during the abbreviated reporting period ended July 31, 2018?

The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance for the abbreviated reporting period from the Fund’s commencement of operation on September 29, 2017 through July 31, 2018. The Fund’s total returns at net asset value (NAV) are compared with the performance of the NUBD Select Index, which the Fund is designed to track.

The Fund’s total return underperformed that of the NUBD Select Index over this abbreviated reporting period. As expected, the relative underperformance is mainly attributable to the transaction costs related to the Fund’s acquisition of structured securities, as well as fees and expenses incurred by the Fund that are not incurred by the NUBD Select Index. The NUBD Select Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.

Risk Considerations and Dividend Information

NuShares Enhanced Yield U.S. Aggregate Bond ETF

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. An exchange-traded fund seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Interest rate risk occurs when interest rates rise causing bond prices to fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. These and other risk considerations are described in detail in the Fund’s prospectus.

NuShares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. This ETF is concentrated in the financial sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, changes in interest rates and decreased liquidity in credit markets. These and other risk considerations are described in detail in the Fund’s prospectus.

Nushares ESG U.S. Aggregate Bond ETF

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. An exchange-traded fund seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. Interest rate risk occurs when interest rates rise causing bond prices to fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. These and other risk considerations are described in detail in the Fund’s prospectus.

Dividend Information

Each Fund seeks to pay monthly dividends out of its net investment income. Monthly distributions are not expected to be a level amount from period-to-period. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2018, the Funds had positive UNII balances for tax purposes. NUAG and NUSA had negative UNII balances and NUBD had a positive UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for NUAG and NUSA as of their most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratio for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are sold, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns assume reinvestment of dividends and capital gains. Market price returns are based on the closing market price as of the end of the reporting period. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The expense ratios represents each Fund’s total operating expenses as reflected in the most recent prospectus. The expense ratios shown include the management fees and other applicable fees and expenses paid by the Fund.

Fund Performance and Expense Ratios (continued)

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	Since Inception
NUAG at NAV	(1.00)%	(0.14)%
NUAG at Market Price	(1.21)%	(0.12)%
ICE BofAML Enhanced Yield U.S. Broad Bond Index	(0.58)%	0.26%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.80)%	(0.32)%

Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
NUAG at NAV	(0.73)%	(0.31)%
NUAG at Market Price	(1.09)%	(0.30)%

Since inception returns are from 9/14/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.20%

Growth of an Assumed $10,000 Investment as of July 31, 2018

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	Since Inception
NUSA at NAV	(0.37)%	0.55%
NUSA at Market Price	(0.39)%	0.64%
ICE BofAML Enhanced Yield 1-5 Year U.S. Broad Bond Index	(0.26)%	0.76%
Bloomberg Barclays 1-5 Year Government/Credit Index	(0.54)%	0.28%

Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
NUSA at NAV	(0.05)%	0.51%
NUSA at Market Price	(0.07)%	0.58%

Since inception returns are from 3/31/17. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.20%

Growth of an Assumed $10,000 Investment as of July 31, 2018

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nushares ESG U.S. Aggregate Bond ETF (NUBD)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of July 31, 2018

Cumulative
Since Inception
NUBD at NAV	(1.37)%
NUBD at Market Price	(1.25)%
Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index	(1.19)%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.21)%

Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)

Cumulative
Since Inception
NUBD at NAV	(1.32)%
NUBD at Market Price	(1.16)%

Since inception returns are from 9/29/17. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.20%

Growth of an Assumed $10,000 Investment as of July 31, 2018

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of July 31, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the market price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum market price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG)

Dividend Yield	6.27%
SEC 30-Day Yield	3.20%

Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)

Dividend Yield	3.04%
SEC 30-Day Yield	2.88%

Nushares ESG U.S. Aggregate Bond ETF (NUBD)

Dividend Yield	2.86%
SEC 30-Day Yield	2.47%

Holding Summaries    as of July 31, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for a Fund itself. Holdings are subject to change.

Each Fund uses credit quality ratings for its portfolio securities provided by Moody’s, S&P and Fitch. For NUAG and NUSA, if all three of Moody’s, S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. For NUBD, if all three of Moody’s, S&P, and Fitch provide a rating for a security, the middle rating is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities are included in the U.S. Treasury/Agency category.

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG)

Fund Allocation

(% of net assets)

Corporate Debt	40.3%
Securitized	32.5%
U.S. Treasury	24.0%
Government Related – Long-Term	1.9%
Government Related – Short-Term	4.3%
Other Assets Less Liabilities	(3.0)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate debt holdings)

Industrial	43.7%
Financials	37.7%
Utility	18.6%
Total	100%

Portfolio Credit Quality

(% of total investments)

AAA	1.1%
AA	1.3%
A	8.6%
BBB	31.6%
U.S. Treasury/Agency	57.4%
Total	100%

Holding Summaries as of July 31, 2018 (continued)

Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)

Fund Allocation

(% of net assets)

Corporate Debt	50.8%
U.S. Treasury	25.6%
Securitized	21.8%
Government Related – Long-Term	0.4%
Government Related – Short-Term	0.5%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate debt holdings)

Financials	54.0%
Utility	24.8%
Industrial	21.2%
Total	100%

Portfolio Credit Quality

(% of total investments)

AAA	13.0%
AA	2.0%
A	21.7%
BBB	27.9%
U.S. Treasury/Agency	35.4%
Total	100%

Nushares ESG U.S. Aggregate Bond ETF (NUBD)

Fund Allocation

(% of net assets)

U.S. Treasury	39.4%
Securitized	30.1%
Corporate Debt	23.4%
Government Related – Long-Term	5.2%
Government Related – Short-Term	0.7%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate debt holdings)

Industrial	59.9%
Financials	32.0%
Utility	8.1%
Total	100%

Portfolio Credit Quality

(% of total investments)

AAA	6.0%
AA	2.0%
A	9.8%
BBB	12.8%
U.S. Treasury/Agency	69.4%
Total	100%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other applicable Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through July 31, 2018.

The beginning of the period is February 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your Fund in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$990.70
Expenses Incurred During Period	$0.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.80
Expenses Incurred During Period	$1.00

Expenses are equal to the Fund’s annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nushares Enhanced Yield 1-5 year U.S. Aggregate Bond ETF (NUSA)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,000.90
Expenses Incurred During Period	$0.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.80
Expenses Incurred During Period	$1.00

Expenses are equal to the Fund’s annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nushares ESG U.S. Aggregate Bond ETF (NUBD)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$995.50
Expenses Incurred During Period	$0.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.80
Expenses Incurred During Period	$1.00

Expenses are equal to the Fund’s annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nushares ETF Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nushares Enhanced Yield U.S. Aggregate Bond ETF, Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF and Nushares ESG U.S. Aggregate Bond ETF (three of the funds comprising Nushares ETF Trust) (the “Funds”) as of July 31, 2018, the related statements of operations for the year then ended (period from September 29, 2017 (commencement of operations) to July 31, 2018 for Nushares ESG U.S. Aggregate Bond ETF), the statements of changes in net assets for the year then ended (period from September 29, 2017 to July 31, 2018 for Nushares ESG U.S. Aggregate Bond ETF) and the period from September 14, 2016 (commencement of operations) to July 31, 2017 for Nushares Enhanced Yield U.S. Aggregate Bond ETF and the period from March 31, 2017 (commencement of operations) to July 31, 2017 for Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF, and the related notes (collectively, the “financial statements”) and the financial highlights for the year then ended (period from September 29, 2017 to July 31, 2018 for Nushares ESG U.S. Aggregate Bond ETF) and the period from September 14, 2016 to July 31, 2017 for Nushares Enhanced Yield U.S. Aggregate Bond ETF and the period from March 31, 2017 to July 31, 2017 for Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, the results of their operations for the year then ended (period from September 29, 2017 to July 31, 2018 for Nushares ESG U.S. Aggregate Bond ETF), and the changes in their net assets and the financial highlights for the year then ended (period from September 29, 2017 to July 31, 2018 for Nushares ESG U.S. Aggregate Bond ETF) and the period from September 14, 2016 to July 31, 2017 for Nushares Enhanced Yield U.S. Aggregate Bond ETF and the period from March 31, 2017 to July 31, 2017 for Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

September 27, 2018

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.7%

	CORPORATE DEBT – 40.3%

	Financials – 15.2%

$40	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.250%	7/01/20	BBB–	$40,393

95	Air Lease Corp	2.625%	7/01/22	BBB	90,964

100	Air Lease Corp	3.875%	7/03/23	BBB	99,172

50	Aircastle Ltd	5.500%	2/15/22	BBB–	52,000

100	Aircastle Ltd	5.000%	4/01/23	BBB–	101,750

58	American International Group Inc.	4.125%	2/15/24	BBB+	58,485

618	American International Group Inc.	4.200%	4/01/28	BBB+	616,373

678	Anthem Inc.	3.500%	8/15/24	BBB+	660,806

70	Ares Capital Corp	3.625%	1/19/22	BBB–	68,256

100	Ares Capital Corp	4.250%	3/01/25	BBB–	95,984

144	AXIS Specialty Finance PLC	4.000%	12/06/27	BBB+	136,623

754	Bank of America Corp	4.200%	8/26/24	BBB+	757,532

929	Bank of America Corp	3.950%	4/21/25	BBB+	911,763

1,146	Bank of America Corp	4.183%	11/25/27	BBB+	1,121,032

50	Bank of Montreal	3.803%	12/15/32	A–	46,709

95	Bank of New York Mellon Corp/The	2.950%	1/29/23	A+	92,862

40	Barclays Bank PLC	3.750%	5/15/24	A	39,482

296	BB&T Corp	3.700%	6/05/25	A	294,628

147	BGC Partners Inc.	5.375%	12/09/19	BBB–	150,301

246	Boston Properties LP	3.200%	1/15/25	BBB+	233,467

50	Brixmor Operating Partnership LP	3.650%	6/15/24	BBB–	48,117

478	Capital One Financial Corp	3.800%	1/31/28	BBB+	456,541

337	Citigroup Inc.	4.125%	7/25/28	BBB	324,630

608	Citigroup Inc.	4.750%	5/18/46	BBB	597,909

425	Cooperatieve Rabobank UA	3.950%	11/09/22	A–	425,133

72	Delphi Financial Group Inc.	7.875%	1/31/20	BBB	76,489

30	Discover Financial Services	3.850%	11/21/22	BBB–	29,791

50	Fidelity National Financial Inc.	5.500%	9/01/22	BBB	52,963

64	Fifth Third Bancorp	4.300%	1/16/24	BBB+	64,845

427	Fifth Third Bancorp	3.950%	3/14/28	BBB+	419,860

270	GATX Corp	4.550%	11/07/28	BBB	269,031

119	Goldman Sachs Group Inc./The	3.750%	2/25/26	A–	115,606

342	Goldman Sachs Group Inc./The	3.500%	11/16/26	A–	324,558

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Financials (continued)

$445	Goldman Sachs Group Inc./The	4.223%	5/01/29	A–	$439,168

699	Goldman Sachs Group Inc./The	4.411%	4/23/39	A–	688,102

234	Hartford Financial Services Group Inc./The	4.400%	3/15/48	BBB+	229,740

189	Healthcare Realty Trust Inc.	3.625%	1/15/28	BBB	176,580

53	Hospitality Properties Trust	4.375%	2/15/30	BBB–	48,828

906	HSBC Holdings PLC	4.250%	3/14/24	A–	904,310

252	Humana Inc.	3.850%	10/01/24	BBB	251,174

385	Huntington Bancshares Inc./OH	4.000%	5/15/25	BBB+	384,704

40	International Lease Finance Corp	8.625%	1/15/22	BBB–	45,641

75	Jefferies Financial Group Inc.	5.500%	10/18/23	BBB–	77,562

278	JPMorgan Chase & Co	3.200%	6/15/26	A	264,178

520	JPMorgan Chase & Co	4.005%	4/23/29	A	511,337

212	JPMorgan Chase & Co	4.203%	7/23/29	A	212,173

698	JPMorgan Chase & Co	3.964%	11/15/48	A	643,702

40	KeyBank NA/Cleveland OH	3.400%	5/20/26	BBB+	37,880

198	Kilroy Realty LP	3.450%	12/15/24	BBB	189,940

110	Lincoln National Corp	4.200%	3/15/22	BBB+	112,052

40	Manulife Financial Corp	4.061%	2/24/32	BBB+	37,909

43	MetLife Inc.	3.000%	3/01/25	A–	40,961

50	Mitsubishi UFJ Financial Group Inc.	3.777%	3/02/25	A	49,589

290	Mitsubishi UFJ Financial Group Inc.	3.850%	3/01/26	A	287,425

184	Morgan Stanley	5.500%	7/28/21	A–	194,582

500	Morgan Stanley	5.000%	11/24/25	BBB+	519,623

149	Morgan Stanley	3.875%	1/27/26	A–	147,163

31	Morgan Stanley	4.350%	9/08/26	BBB+	30,811

622	Morgan Stanley	4.457%	4/22/39	A–	623,298

134	PennantPark Investment Corp	4.500%	10/01/19	BBB–	134,503

100	Physicians Realty LP	3.950%	1/15/28	BBB–	93,271

52	PNC Financial Services Group Inc./The	3.900%	4/29/24	A–	51,911

28	Primerica Inc.	4.750%	7/15/22	BBB+	28,872

1,096	Prudential Financial Inc.	3.500%	5/15/24	A–	1,091,104

19	Prudential Financial Inc.	5.875%	9/15/42	BBB	20,239

40	Prudential Financial Inc.	5.375%	5/15/45	BBB	40,150

50	Raymond James Financial Inc.	3.625%	9/15/26	BBB+	47,929

148	Realty Income Corp	3.650%	1/15/28	A–	140,973

40	Reinsurance Group of America Inc.	4.700%	9/15/23	BBB+	41,169

100	Santander Holdings USA Inc.	3.700%	3/28/22	BBB	99,241

102	Select Income REIT	3.600%	2/01/20	BBB–	101,468

25	State Street Corp	2.653%	5/15/23	A+	24,244

152	Stifel Financial Corp	3.500%	12/01/20	BBB–	151,451

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Financials (continued)

$544	Sumitomo Mitsui Financial Group Inc.	3.784%	3/09/26	A	$535,106

240	SunTrust Bank/Atlanta GA	3.300%	5/15/26	BBB+	225,881

340	Synchrony Financial	3.950%	12/01/27	BBB–	308,554

40	Toronto-Dominion Bank/The	3.625%	9/15/31	A–	37,726

148	UnitedHealth Group Inc.	3.850%	6/15/28	A	149,076

4	Unum Group	5.625%	9/15/20	BBB	4,170

70	US Bancorp	3.100%	4/27/26	A	66,153

50	VEREIT Operating Partnership LP	4.875%	6/01/26	BBB–	50,061

18	Voya Financial Inc.	5.500%	7/15/22	BBB	19,134

80	Wells Fargo & Co	2.100%	7/26/21	A	77,138

2,801	Wells Fargo & Co	3.000%	4/22/26	A	2,615,428

50	Wells Fargo & Co	4.750%	12/07/46	A–	50,326

300	Westpac Banking Corp	4.322%	11/23/31	A–	287,528
23,042	Total Financials				22,515,293

	Industrial – 17.6%

50	21st Century Fox America Inc.	6.150%	2/15/41	BBB+	61,901

751	AbbVie Inc.	3.600%	5/14/25	BBB+	732,533

253	Allergan	3.850%	6/15/24	BBB–	249,752

70	Amgen Inc.	4.563%	6/15/48	BBB+	70,296

100	Anadarko Petroleum Corp	3.450%	7/15/24	BBB–	97,016

50	Anadarko Petroleum Corp	6.600%	3/15/46	BBB–	61,597

1,610	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	BBB+	1,606,896

50	Apache Corp	4.750%	4/15/43	BBB	47,965

72	AT&T Inc.	4.500%	5/15/35	BBB+	67,354

387	AT&T Inc.	4.300%	12/15/42	BBB+	335,058

503	AT&T Inc.	4.350%	6/15/45	BBB+	436,151

110	AutoNation Inc.	4.500%	10/01/25	BBB–	109,691

100	Baxalta Inc.	4.000%	6/23/25	BBB–	98,053

180	Baxter International Inc.	3.500%	8/15/46	A–	155,239

204	Becton Dickinson and Co	4.685%	12/15/44	BBB–	199,901

314	Booking Holdings Inc.	3.550%	3/15/28	BBB+	299,502

40	BorgWarner Inc.	3.375%	3/15/25	BBB+	38,664

146	BorgWarner Inc.	4.375%	3/15/45	BBB+	137,345

146	Buckeye Partners LP	4.150%	7/01/23	BBB–	143,790

480	Canadian Natural Resources Ltd	3.900%	2/01/25	BBB	476,137

106	Canadian Pacific Railway Co	4.800%	9/15/35	BBB+	112,331

90	Cardinal Health Inc.	4.500%	11/15/44	BBB+	82,025

25	CBS Corp	2.900%	1/15/27	BBB	22,335

729	Celgene Corp	3.625%	5/15/24	BBB	717,575

142	Cenovus Energy Inc.	4.250%	4/15/27	BBB–	137,789

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial (continued)

$250	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	BBB–	$254,341

158	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/01/47	BBB–	151,788

461	Cimarex Energy Co	4.375%	6/01/24	BBB–	466,664

144	Columbia Pipeline Group Inc.	5.800%	6/01/45	BBB	161,116

230	Constellation Brands Inc.	3.600%	2/15/28	BBB–	217,630

450	CVS Health Corp	4.875%	7/20/35	BBB	457,074

102	CVS Health Corp	5.125%	7/20/45	BBB	106,130

100	Dell International LLC / EMC Corp, 144A	8.350%	7/15/46	BBB–	123,100

239	Discovery Communications LLC, 144A	3.900%	11/15/24	BBB–	234,947

110	Discovery Communications LLC	4.900%	3/11/26	BBB–	113,559

40	Eaton Corp	4.000%	11/02/32	BBB+	39,292

283	Eaton Corp	4.150%	11/01/42	BBB+	273,620

225	Ecolab Inc.	3.250%	12/01/27	BBB+	216,133

188	Electronic Arts Inc.	4.800%	3/01/26	BBB+	198,491

150	Embraer Netherlands Finance BV	5.050%	6/15/25	BBB–	151,725

166	Enable Midstream Partners LP	3.900%	5/15/24	BBB–	159,741

60	Energy Transfer Partners LP	5.800%	6/15/38	BBB–	61,804

120	Energy Transfer Partners LP	5.950%	10/01/43	BBB–	121,725

50	Energy Transfer Partners LP	6.125%	12/15/45	BBB–	51,937

445	Enterprise Products Operating LLC	5.750%	3/01/35	BBB+	487,368

120	EQT Midstream Partners LP	4.000%	8/01/24	BBB–	114,629

60	Express Scripts Holding Co	4.500%	2/25/26	BBB	60,373

399	FedEx Corp	3.900%	2/01/35	BBB	375,751

102	Flowserve Corp	4.000%	11/15/23	BBB–	100,581

44	Ford Motor Co	6.375%	2/01/29	BBB	47,270

292	Ford Motor Co	4.750%	1/15/43	BBB	252,652

160	Ford Motor Credit Co LLC	3.664%	9/08/24	BBB	152,647

110	Fortive Corp	4.300%	6/15/46	BBB	105,457

399	General Motors Co	6.600%	4/01/36	BBB	432,141

280	Grupo Televisa SAB	5.000%	5/13/45	BBB+	265,789

829	Halliburton Co	3.800%	11/15/25	BBB+	823,351

203	Helmerich & Payne International Drilling Co	4.650%	3/15/25	BBB+	207,996

150	Hess Corp	4.300%	4/01/27	BBB–	146,879

147	Hewlett Packard Enterprise Co	6.200%	10/15/35	BBB	151,806

50	International Paper Co	4.400%	8/15/47	BBB	46,718

204	Interpublic Group of Cos Inc./The	3.750%	2/15/23	BBB	200,704

174	JM Smucker Co/The	4.250%	3/15/35	BBB	163,656

68	Johnson Controls International plc	4.625%	7/02/44	BBB+	65,812

137	Johnson Controls International plc	5.125%	9/14/45	BBB+	141,882

779	Kinder Morgan Inc./DE	4.300%	3/01/28	BBB–	772,815

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial (continued)

$4	Kohl’s Corp	4.250%	7/17/25	BBB	$4,000

360	Kraft Heinz Foods Co	5.000%	7/15/35	BBB–	357,405

242	Lockheed Martin Corp	3.600%	3/01/35	BBB+	228,663

104	Macy’s Retail Holdings Inc.	6.650%	7/15/24	BBB–	112,016

427	Magellan Midstream Partners LP	4.200%	3/15/45	BBB+	379,144

586	Marathon Petroleum Corp	3.625%	9/15/24	BBB	576,842

44	Marriott International Inc./MD	4.500%	10/01/34	BBB	44,081

194	McDonald’s Corp	4.700%	12/09/35	BBB+	203,731

193	McDonald’s Corp	4.875%	7/15/40	BBB+	202,087

218	Mondelez International Inc.	4.125%	5/07/28	BBB	217,467

206	Mosaic Co/The	4.050%	11/15/27	BBB–	198,054

701	MPLX LP	4.500%	7/15/23	BBB–	716,793

123	Mylan NV	3.150%	6/15/21	BBB–	121,805

40	Newell Brands Inc.	5.000%	11/15/23	BBB–	40,648

103	Newell Brands Inc.	5.375%	4/01/36	BBB–	98,770

853	Newmont Mining Corp	3.500%	3/15/22	BBB	848,519

109	Noble Energy Inc.	3.900%	11/15/24	BBB–	107,714

119	Nordstrom Inc.	6.950%	3/15/28	BBB+	131,135

50	Nutrien Ltd	6.125%	1/15/41	BBB	56,511

296	ONEOK Inc.	4.550%	7/15/28	BBB–	302,455

230	Oracle Corp	3.800%	11/15/37	A+	222,814

192	Orange SA	5.375%	1/13/42	BBB+	208,751

80	Perrigo Finance Unlimited Co	3.500%	3/15/21	BBB–	79,348

498	Phillips 66	4.650%	11/15/34	BBB+	507,818

314	Pioneer Natural Resources Co	4.450%	1/15/26	BBB	324,150

251	Rayonier Inc.	3.750%	4/01/22	BBB–	249,681

247	Republic Services Inc.	3.950%	5/15/28	BBB	245,997

320	Reynolds American Inc.	5.700%	8/15/35	BBB	349,094

228	Rogers Communications Inc.	5.000%	3/15/44	BBB+	239,866

100	RPM International Inc.	4.250%	1/15/48	BBB	88,767

111	Seagate HDD Cayman	4.875%	6/01/27	BBB–	104,385

253	Spectra Energy Partners LP	4.500%	3/15/45	BBB	238,603

9	Tapestry Inc.	4.250%	4/01/25	BBB–	8,850

150	Total System Services Inc.	4.450%	6/01/28	BBB–	151,101

98	Tyson Foods Inc.	4.875%	8/15/34	BBB	99,694

647	Valero Energy Corp	3.650%	3/15/25	BBB	636,434

98	Verizon Communications Inc.	4.400%	11/01/34	BBB+	95,058

493	Verizon Communications Inc.	4.750%	11/01/41	BBB+	484,323

441	Verizon Communications Inc.	4.125%	8/15/46	BBB+	398,115

436	Viacom Inc.	4.250%	9/01/23	BBB–	437,756

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial (continued)

$145	Walgreen Co	4.400%	9/15/42	BBB	$130,738

170	Walgreens Boots Alliance Inc.	4.500%	11/18/34	BBB	162,925

50	Warner Media LLC	3.875%	1/15/26	BBB+	48,392

30	Warner Media LLC	5.375%	10/15/41	BBB+	29,948

50	Warner Media LLC	4.900%	6/15/42	BBB+	46,831

107	Waste Management Inc.	3.900%	3/01/35	BBB+	104,713

50	Western Gas Partners LP	4.650%	7/01/26	BBB–	49,596

30	Williams Cos Inc./The	3.750%	6/15/27	BBB–	28,915

17	Worthington Industries Inc.	4.550%	4/15/26	BBB–	16,947

30	WPP Finance 2010	3.750%	9/19/24	BBB	28,820

40	Zimmer Biomet Holdings Inc.	4.250%	8/15/35	BBB–	37,753

120	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	BBB–	135,729
26,393	Total Industrial				26,113,742

	Utility – 7.5%

50	American Electric Power Co Inc.	3.200%	11/13/27	BBB+	46,606

150	Appalachian Power Co	5.800%	10/01/35	BBB+	173,090

283	Appalachian Power Co	4.400%	5/15/44	BBB+	288,061

200	Black Hills Corp	3.150%	1/15/27	BBB+	183,809

106	Black Hills Corp	4.200%	9/15/46	BBB+	101,538

90	CenterPoint Energy Resources Corp	4.000%	4/01/28	BBB+	88,751

144	CenterPoint Energy Resources Corp	4.100%	9/01/47	BBB+	133,638

629	Cleco Corporate Holdings LLC	3.743%	5/01/26	BBB–	590,649

213	CMS Energy Corp	4.700%	3/31/43	BBB	218,855

246	Dominion Energy Inc.	5.250%	8/01/33	BBB	261,823

467	Dominion Energy Inc.	4.700%	12/01/44	BBB	471,014

378	DTE Electric Co	3.750%	8/15/47	A+	358,534

124	Duke Energy Corp	2.650%	9/01/26	BBB+	112,573

497	Duke Energy Corp	3.750%	9/01/46	BBB+	447,898

364	Duke Energy Progress LLC	3.600%	9/15/47	A+	331,873

40	El Paso Electric Co	5.000%	12/01/44	BBB	40,361

44	Emera US Finance LP	3.550%	6/15/26	BBB–	41,707

433	Emera US Finance LP	4.750%	6/15/46	BBB–	430,725

100	Enel Chile SA	4.875%	6/12/28	BBB	102,300

345	Entergy Corp	2.950%	9/01/26	BBB	316,322

320	Exelon Corp	4.950%	6/15/35	BBB	333,379

546	Exelon Corp	4.450%	4/15/46	BBB	538,606

388	Florida Power & Light Co	4.125%	6/01/48	AA–	393,452

80	Indiana Michigan Power Co	3.200%	3/15/23	A–	78,548

103	Indiana Michigan Power Co	3.750%	7/01/47	A–	94,891

150	Interstate Power & Light Co	4.700%	10/15/43	BBB+	158,217

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Utility (continued)

$74	ITC Holdings Corp	3.250%	6/30/26	BBB+	$69,493

27	ITC Holdings Corp	5.300%	7/01/43	BBB+	30,019

170	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	AA	175,480

27	Kansas City Power & Light Co	5.300%	10/01/41	BBB+	30,338

113	Kansas City Power & Light Co	4.200%	6/15/47	BBB+	110,789

145	KeySpan Corp	5.803%	4/01/35	BBB+	166,716

224	NiSource Inc.	5.250%	2/15/43	BBB	244,656

297	NiSource Inc.	4.800%	2/15/44	BBB	310,111

220	NiSource Inc.	3.950%	3/30/48	BBB	203,310

60	Pacific Gas & Electric Co	2.950%	3/01/26	BBB+	54,168

75	Pacific Gas & Electric Co	5.125%	11/15/43	BBB+	74,907

50	Pacific Gas & Electric Co	4.750%	2/15/44	BBB+	48,017

100	Pacific Gas & Electric Co	4.250%	3/15/46	BBB+	91,638

290	PPL Capital Funding Inc.	4.700%	6/01/43	BBB	292,759

302	PSEG Power LLC	4.300%	11/15/23	BBB+	306,347

66	Public Service Co of New Mexico	3.850%	8/01/25	BBB	65,419

272	Puget Energy Inc.	3.650%	5/15/25	BBB–	263,305

247	Sempra Energy	4.050%	12/01/23	BBB+	248,544

75	South Carolina Electric & Gas Co	4.350%	2/01/42	BBB+	72,562

228	Southern California Edison Co	3.400%	6/01/23	A+	226,801

330	Southern Co Gas Capital Corp	4.400%	6/01/43	BBB+	328,684

125	Southern Co/The	4.250%	7/01/36	BBB+	121,894

474	Southern Co/The	4.400%	7/01/46	BBB+	473,644

198	Southwestern Electric Power Co	3.850%	2/01/48	BBB+	179,964

186	Spire Inc.	4.700%	8/15/44	BBB	188,103

201	TransAlta Corp	4.500%	11/15/22	BBB–	199,995

148	Xcel Energy Inc.	4.800%	9/15/41	BBB+	155,680
11,214	Total Utility				11,070,563
$60,649	Total Corporate Debt (cost $60,235,451)				59,699,598

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SECURITIZED – 32.5%

$500	Benchmark Mortgage Trust Series 2018-B1 Class A2	3.571%	1/15/51	AAA	$503,946

600	Commercial Mortgage Pass Through Certificates, Series 2015-LC19	3.527%	2/10/48	AA+	587,121

500	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C2	3.849%	6/15/57	Aa2	496,271

2,289	Fannie Mae Pool AL9125	4.000%	10/01/43	N/R	2,342,159

774	Fannie Mae Pool AS6302	3.500%	12/01/45	N/R	768,835

923	Fannie Mae Pool AX4887	4.000%	12/01/44	N/R	939,544

75	Fannie Mae Pool MA1489	3.000%	7/01/43	N/R	73,293

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SECURITIZED (continued)

$2,882	Fannie Mae Pool MA2671	3.500%	7/01/46	N/R	$2,864,280

2,281	Fannie Mae Pool MA2929	3.500%	3/01/47	N/R	2,265,949

1,206	Fannie Mae Pool MA3120	3.500%	9/01/47	N/R	1,197,166

947	Fannie Mae Pool MA3211	4.000%	12/01/47	N/R	963,870

956	Fannie Mae Pool MA3239	4.000%	1/01/48	N/R	972,522

974	Fannie Mae Pool MA3276	3.500%	2/01/48	N/R	966,578

482	Fannie Mae Pool MA3277	4.000%	2/01/48	N/R	489,938

488	Fannie Mae Pool MA3305	3.500%	3/01/48	N/R	484,706

171	Fannie Mae Pool MA3306	4.000%	3/01/48	N/R	173,339

963	Freddie Mac Gold Pool G08797	4.000%	1/01/48	N/R	979,987

16,506	Freddie Mac Gold Pool G08800	3.500%	2/01/48	N/R	16,356,403

70	Ginnie Mae II Pool MA2149	4.000%	8/20/44	N/R	72,656

833	Ginnie Mae II Pool MA3310	3.500%	12/20/45	N/R	835,301

246	Ginnie Mae II Pool MA3311	4.000%	12/20/45	N/R	253,212

302	Ginnie Mae II Pool MA3874	3.500%	8/20/46	N/R	303,035

192	Ginnie Mae II Pool MA3937	3.500%	9/20/46	N/R	191,918

486	Ginnie Mae II Pool MA4900	3.500%	12/20/47	N/R	486,927

10,478	Ginnie Mae II Pool MA4962, (WI/DD)	3.500%	1/20/48	N/R	10,489,918

998	Ginnie Mae II Pool MA5264	4.000%	6/20/48	N/R	1,021,161

500	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage-Pass Through Certificates, Series 2014-LC16	4.020%	8/15/50	Aaa	499,198

500	World Financial Network Credit Card Master Trust, Series 2012-A	3.140%	1/17/23	AAA	501,071
$48,122	Total Securitized (cost $48,737,539)				48,080,304

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. TREASURY – 24.0%

$358	U.S. Treasury Notes	0.750%	8/15/19	AAA	$351,665

107	U.S. Treasury Notes	0.875%	9/15/19	AAA	105,082

12,926	U.S. Treasury Notes	1.750%	11/30/19	AAA	12,789,166

120	U.S. Treasury Notes	2.625%	7/31/20	AAA	119,892

400	U.S. Treasury Notes	2.625%	7/15/21	AAA	398,406

18,845	U.S. Treasury Notes	2.000%	12/31/21	AAA	18,356,944

348	U.S. Treasury Notes	1.875%	9/30/22	AAA	335,045

160	U.S. Treasury Notes	2.750%	11/15/23	AAA	159,106

54	U.S. Treasury Notes	2.250%	11/15/24	AAA	51,948

38	U.S. Treasury Notes	2.000%	8/15/25	AAA	35,765

269	U.S. Treasury Notes	2.250%	2/15/27	AAA	254,741

203	U.S. Treasury Notes	2.375%	5/15/27	AAA	193,928

50	U.S. Treasury Notes	2.750%	2/15/28	AAA	49,104

2,298	U.S. Treasury Notes	2.875%	5/15/28	AAA	2,280,406
$36,176	Total U.S. Treasury (cost $35,524,362)				35,481,198

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	GOVERNMENT RELATED – 1.9%

	Government Agency – 0.6%

$6	Inter-American Development Bank	3.200%	8/07/42	AAA	$5,971

214	Petroleos Mexicanos	6.000%	3/05/20	BBB	220,735

575	Petroleos Mexicanos, 144A	5.350%	2/12/28	BBB	537,223

120	Tennessee Valley Authority	3.500%	12/15/42	AAA	117,594
915	Total Government Agency				881,523

	Municipal Bonds – 0.5% (3)

10	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Green Series 2016B (No Optional Call)	3.852%	8/15/46	AAA	9,954

88	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010 (Optional Call: 3/20 at 100.00)	7.950%	3/01/36	AA–	94,801

100	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Plancon Program, Taxable Series 2018A (No Optional Call)	3.864%	6/01/38	A+	97,823

100	Illinois, Sales Tax Securitization Corporation Bond Series 2018B (No Optional Call)	3.820%	1/01/48	AA+	93,936

60	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2016B (No Optional Call)	3.086%	9/15/51	AA+	50,569

30	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2009B (Optional Call: 6/19 at 100.00)	6.875%	12/15/39	BBB+	30,722

106	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C (Optional Call: 12/20 at 100.00)	6.104%	12/15/28	BBB+	111,009

42	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program, Refunding Series 2016B (No Optional Call)	3.798%	12/01/46	AA	41,048

60	Phoenix, Arizona, Various Purpose General Obligation Bonds, Build America Taxable Bonds, Series 2009A (No Optional Call)	5.269%	7/01/34	AA+	67,390

86	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2010A (No Optional Call)	4.631%	4/01/33	AAA	92,964
682	Total Municipal Bonds				690,216

	Sovereign Debt – 0.8%

60	Republic of Chile	3.625%	10/30/42	A+	55,935

120	Republic of Colombia	6.125%	1/18/41	BBB	135,300

80	Republic of Italy	5.375%	6/15/33	BBB	84,815

60	Republic of Panama	4.300%	4/29/53	BBB	57,750

204	Republic of Peru	4.125%	8/25/27	BBB+	210,732

106	Republic of Uruguay	5.100%	6/18/50	BBB	107,171

396	United Mexican States	4.750%	3/08/44	BBB+	371,646

160	United Mexican States	4.350%	1/15/47	BBB+	142,720
1,186	Total Sovereign Debt				1,166,069
$2,783	Total Government Related (cost $2,889,376)				2,737,808
	Total Long-Term Investments (cost $147,386,728)				145,998,908

Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 4.3%

	GOVERNMENT RELATED – 4.3%

$6,450	Federal Home Loan Banks, Discount Notes	0.000%	8/01/18	N/R	$6,450,000
$6,450	Total Short-Term Investments (cost $6,450,000)				6,450,000
	Total Investments (cost $153,836,728) – 103.0%				152,448,908
	Other Assets Less Liabilities – (3.0)%				(4,490,199)
	Net Assets – 100%				$147,958,709

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

The Fund uses credit quality ratings for its portfolio securities provided by Moody’s, S&P and Fitch. If all three of Moody’s, S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody’s, S&P or Fitch. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

REIT	Real Estate Investment Trust

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.6%

	CORPORATE DEBT – 50.8%

	Financials – 27.4%

$126	Air Lease Corp	4.750%	3/01/20	BBB	$128,278

180	American Express Credit Corp	2.250%	5/05/21	A	175,490

261	American International Group Inc.	3.375%	8/15/20	BBB+	261,327

63	Ameriprise Financial Inc.	5.300%	3/15/20	A–	65,193

243	Bank of America Corp	2.250%	4/21/20	A	239,659

151	Bank of America Corp	5.000%	5/13/21	A	157,951

100	Bank of Montreal	3.100%	4/13/21	AA–	99,715

93	Bank of New York Mellon Corp/The	2.600%	2/07/22	A+	90,845

135	BB&T Corp	2.050%	5/10/21	A	130,395

56	BlackRock Inc.	4.250%	5/24/21	AA–	57,777

54	BNP Paribas SA	5.000%	1/15/21	A+	56,066

69	Canadian Imperial Bank of Commerce	2.100%	10/05/20	AA–	67,316

319	Capital One Financial Corp	4.750%	7/15/21	BBB+	329,042

153	Citigroup Inc.	2.700%	3/30/21	A–	150,329

190	Citigroup Inc.	4.044%	6/01/24	A–	191,253

90	Citizens Financial Group Inc.	2.375%	7/28/21	BBB+	86,664

126	Cooperatieve Rabobank UA	4.500%	1/11/21	AA–	129,309

144	Credit Suisse AG/New York NY	5.400%	1/14/20	BBB	147,998

72	Fifth Third Bancorp	2.875%	7/27/20	BBB+	71,578

147	Fifth Third Bancorp	2.600%	6/15/22	BBB+	141,896

54	First Horizon National Corp	3.500%	12/15/20	BBB–	53,934

378	Goldman Sachs Group Inc./The	5.375%	3/15/20	A–	390,934

274	HSBC Holdings PLC	5.100%	4/05/21	A+	285,348

112	Humana Inc.	2.900%	12/15/22	BBB	108,310

109	Huntington Bancshares Inc./OH	3.150%	3/14/21	BBB+	108,100

72	Intercontinental Exchange Inc.	2.750%	12/01/20	A	71,359

370	JPMorgan Chase & Co	4.500%	1/24/22	A	381,927

100	JPMorgan Chase & Co	3.797%	7/23/24	A	99,973

153	KeyCorp	2.900%	9/15/20	BBB+	151,689

63	Lazard Group LLC	4.250%	11/14/20	BBB+	64,089

54	Lincoln National Corp	6.250%	2/15/20	BBB+	56,282

94	Lloyds Bank PLC	6.375%	1/21/21	A+	100,558

100	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	A	100,072

Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA) (continued)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Financials (continued)

$189	Morgan Stanley	2.650%	1/27/20	A–	$187,828

409	Morgan Stanley	2.625%	11/17/21	A–	398,053

72	MUFG Americas Holdings Corp	2.250%	2/10/20	A	71,036

63	Nasdaq Inc.	5.550%	1/15/20	BBB	65,217

63	Northern Trust Corp	3.375%	8/23/21	A+	63,291

195	PNC Financial Services Group Inc./The	3.300%	3/08/22	A	194,290

144	Regions Financial Corp	3.200%	2/08/21	BBB+	143,203

63	Reinsurance Group of America Inc.	6.450%	11/15/19	BBB+	65,498

162	Santander UK PLC	2.375%	3/16/20	A+	159,880

69	SL Green Realty Corp	4.500%	12/01/22	BBB–	69,939

54	Stifel Financial Corp	3.500%	12/01/20	BBB–	53,805

108	Sumitomo Mitsui Financial Group Inc.	2.934%	3/09/21	A	106,607

100	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	A	100,053

114	SunTrust Banks Inc.	2.900%	3/03/21	BBB+	112,711

40	SVB Financial Group	5.375%	9/15/20	BBB+	41,605

135	Synchrony Financial	3.000%	8/15/19	BBB–	134,800

135	US Bancorp	2.625%	1/24/22	A+	131,896

302	Wells Fargo & Co	3.500%	3/08/22	A	302,111

189	Westpac Banking Corp	2.000%	8/19/21	AA–	181,099
7,311	Total Financials				7,333,578

	Industrial – 10.8%

47	Agilent Technologies Inc.	5.000%	7/15/20	BBB+	48,567

63	Aptiv PLC	3.150%	11/19/20	BBB	62,315

219	AT&T Inc.	3.800%	3/15/22	BBB+	219,517

88	Becton Dickinson and Co	3.125%	11/08/21	BBB–	86,644

54	Boston Scientific Corp	6.000%	1/15/20	BBB	56,077

69	Bunge Ltd Finance Corp	3.000%	9/25/22	BBB	66,145

128	CBS Corp, 144A	2.900%	6/01/23	BBB	121,501

128	Celgene Corp	2.750%	2/15/23	BBB	122,674

100	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/01/24	BBB–	100,761

63	Columbia Pipeline Group Inc.	3.300%	6/01/20	BBB	62,750

128	Constellation Brands Inc.	2.650%	11/07/22	BBB–	122,428

54	CSX Corp	4.250%	6/01/21	BBB+	55,247

90	CVS Health Corp	4.125%	5/15/21	BBB	91,475

54	DR Horton Inc.	4.000%	2/15/20	BBB–	54,436

103	eBay Inc.	2.875%	8/01/21	BBB+	101,597

148	Fortive Corp	2.350%	6/15/21	BBB	143,282

298	General Motors Financial Co Inc.	4.375%	9/25/21	BBB	302,962

100	Keurig Dr Pepper Inc., 144A	4.057%	5/25/23	BBB	100,526

63	Laboratory Corp of America Holdings	4.625%	11/15/20	BBB	64,639

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial (continued)

$54	Life Technologies Corp	6.000%	3/01/20	BBB	$56,155

63	Magellan Midstream Partners LP	4.250%	2/01/21	BBB+	64,281

63	McDonald’s Corp	2.625%	1/15/22	BBB+	61,579

128	Mosaic Co/The	3.250%	11/15/22	BBB–	124,622

63	Norfolk Southern Corp	3.250%	12/01/21	BBB+	62,807

47	Phillips 66 Partners LP	2.646%	2/15/20	BBB–	46,424

48	Pioneer Natural Resources Co	7.500%	1/15/20	BBB	50,857

54	Quest Diagnostics Inc.	4.700%	4/01/21	BBB	55,502

54	Roper Technologies Inc.	2.800%	12/15/21	BBB	52,806

42	Southern Natural Gas Co LLC / Southern Natural Issuing Corp	4.400%	6/15/21	BBB+	42,822

100	Total System Services Inc.	4.000%	6/01/23	BBB–	100,211

54	Valero Energy Corp	6.125%	2/01/20	BBB	56,163

63	Western Union Co/The	5.253%	4/01/20	BBB	64,726

54	Xylem Inc./NY	4.875%	10/01/21	BBB	56,202
2,884	Total Industrial				2,878,700

	Utility – 12.6%

72	Ameren Corp	2.700%	11/15/20	BBB+	70,999

99	Appalachian Power Co	4.600%	3/30/21	BBB+	101,892

72	CenterPoint Energy Resources Corp	4.500%	1/15/21	BBB+	73,455

100	CenterPoint Energy Resources Corp	3.550%	4/01/23	BBB+	98,849

81	Consolidated Edison Inc.	2.000%	5/15/21	BBB+	78,251

69	Dominion Energy Inc.	4.104%	4/01/21	BBB	69,876

340	Duke Energy Carolinas LLC	3.050%	3/15/23	A+	334,286

135	Duke Energy Corp	3.550%	9/15/21	BBB+	135,984

90	Entergy Corp	5.125%	9/15/20	BBB	92,689

112	Eversource Energy	2.500%	3/15/21	A–	109,683

312	Eversource Energy	2.750%	3/15/22	A–	303,841

69	Georgia Power Co	2.000%	9/08/20	A–	67,311

128	ITC Holdings Corp	2.700%	11/15/22	BBB+	122,960

64	LG&E & KU Energy LLC	3.750%	11/15/20	BBB+	64,423

72	National Rural Utilities Cooperative Finance Corp	3.050%	2/15/22	A+	71,316

63	NextEra Energy Capital Holdings Inc.	4.500%	6/01/21	BBB+	64,587

112	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	BBB+	107,903

64	Pacific Gas & Electric Co	4.250%	5/15/21	BBB+	64,897

99	PacifiCorp	2.950%	2/01/22	A+	98,117

72	PSEG Power LLC	5.125%	4/15/20	BBB+	74,091

100	PSEG Power LLC	3.850%	6/01/23	BBB+	99,660

56	Sempra Energy	2.850%	11/15/20	BBB+	55,203

176	Southern California Edison Co	1.845%	2/01/22	A+	171,345

100	Southern California Edison Co	3.400%	6/01/23	A+	99,474

Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA) (continued)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Utility (continued)

$543	Southern Co/The	2.350%	7/01/21	BBB+	$528,089

81	Virginia Electric & Power Co	2.950%	1/15/22	A–	80,044

135	Xcel Energy Inc.	2.400%	3/15/21	BBB+	131,670
3,416	Total Utility				3,370,895
$13,611	Total Corporate Debt (cost $13,771,607)				13,583,173

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. TREASURY – 25.6%

$1,337	U.S. Treasury Notes	1.375%	2/15/20	AAA	$1,312,088

1,206	U.S. Treasury Notes	1.625%	3/15/20	AAA	1,186,874

700	U.S. Treasury Notes	2.625%	7/15/21	AAA	697,211

755	U.S. Treasury Notes	1.875%	2/28/22	AAA	731,259

900	U.S. Treasury Notes	1.750%	6/30/22	AAA	864,527

372	U.S. Treasury Notes	2.000%	10/31/22	AAA	359,721

225	U.S. Treasury Notes	2.000%	11/30/22	AAA	217,441

600	U.S. Treasury Notes	2.375%	1/31/23	AAA	588,352

400	U.S. Treasury Notes	2.500%	3/31/23	AAA	394,062

500	U.S. Treasury Notes	2.750%	4/30/23	AAA	497,832
$6,995	Total U.S. Treasury (cost $6,936,265)				6,849,367

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SECURITIZED – 21.8%

$500	American Express Credit Account Master Trust, Series AMXCA 2018-4 A	2.990%	12/15/23	AAA	$498,589

81	AmeriCredit Automobile Receivables Trust, Series 2015-2	1.820%	7/08/20	AAA	80,485

100	Benchmark Mortgage Trust Series 2018-B1 Class A2	3.571%	1/15/51	AAA	100,789

500	Commercial Mortgage Pass-Through Certificates 2015-CR22	2.856%	3/10/48	Aaa	498,558

750	Fannie Mae Mortgage Pool FN BM3087	4.000%	12/01/32	N/R	768,822

500	Ford Credit Auto Owner Trust 2016-1, 144A	2.310%	8/15/27	AAA	489,078

1,603	Freddie Mac Gold Mortgage Pool FG G18642	3.500%	4/01/32	N/R	1,617,730

675	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2015-C28	2.773%	10/15/48	Aaa	671,641

447	Santander Drive Auto Receivables Trust, Series 2014-2	2.760%	2/18/20	Aaa	446,989

115	Santander Drive Auto Receivables Trust, Series 2016-3	1.500%	8/17/20	Aaa	115,302

550	Wells Fargo Commercial Mortgage Trust 2016-C32, Series WFCM 2016-C32 ASB	3.324%	1/15/59	Aaa	547,384
$5,821	Total Securitized (cost $5,935,987)				5,835,367

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	GOVERNMENT RELATED – 0.4%

	Government Agency – 0.4%

$91	Petroleos Mexicanos	3.500%	7/23/20	BBB	$90,826
$91	Total Government Related (cost $91,476)				90,826
	Total Long-Term Investments (cost $26,735,335)				26,358,733

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 0.5%

	GOVERNMENT RELATED – 0.5%

$140	Federal Home Loan Banks, Discount Notes	0.000%	8/01/18	N/R	$140,000
$140	Total Short-Term Investments (cost $140,000)				140,000
	Total Investments (cost $26,875,335) – 99.1%				26,498,733
	Other Assets Less Liabilities – 0.9%				227,948
	Net Assets – 100%				$26,726,681

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

The Fund uses credit quality ratings for its portfolio securities provided by Moody’s, S&P and Fitch. If all three of Moody’s, S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody’s, S&P or Fitch. Ratings are not covered by the report of independent registered public accounting firm.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nushares ESG U.S. Aggregate Bond ETF (NUBD)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.1%

	U.S. TREASURY – 39.4%

$2,268	U.S. Treasury Notes	1.375%	9/30/19	AAA	$2,238,321

4,236	U.S. Treasury Notes	1.375%	9/15/20	AAA	4,121,496

2,386	U.S. Treasury Notes	1.875%	9/30/22	AAA	2,297,177

1,000	U.S. Treasury Notes	2.750%	7/31/23	AAA	995,391

1,764	U.S. Treasury Notes	2.125%	9/30/24	AAA	1,686,411

991	U.S. Treasury Notes	2.125%	11/30/24	AAA	946,134

1,848	U.S. Treasury Notes	2.250%	8/15/27	AAA	1,743,978

236	U.S. Treasury Notes	2.250%	11/15/27	AAA	222,356

197	U.S. Treasury Notes	2.750%	2/15/28	AAA	193,468

1,884	U.S. Treasury Bonds	2.750%	8/15/47	AAA	1,763,012
$16,810	Total U.S. Treasury (cost $16,601,485)				16,207,744

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SECURITIZED – 30.1%

$250	American Express Credit Card Master Trust, Series 2017-1	1.930%	9/15/22	AAA	$246,294

500	Commercial Mortgage Pass Through Certificates, Series 2015-LC19	3.183%	2/10/48	AAA	488,200

1,231	Fannie Mae Pool MA2941	3.500%	3/01/32	N/R	1,243,194

3,168	Fannie Mae Pool MA3120	3.500%	9/01/47	N/R	3,145,365

3,354	Fannie Mae Pool MA3143	3.000%	9/01/47	N/R	3,237,504

500	Freddie Mac Gold Pool G08814, (WI/DD)	4.000%	5/01/48	N/R	507,723

3,198	Ginnie Mae II Pool MA3663	3.500%	5/20/46	N/R	3,204,740

300	Wells Fargo Commercial Mortgage Trust 2016-C32, Series WFCM 2016-C32 ASB	3.324%	1/15/59	AAA	298,573
$12,501	Total Securitized (cost $12,718,429)				12,371,593

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE DEBT – 23.4%

	Financials – 7.5%

$42	Alexandria Real Estate Equities Inc.	3.900%	6/15/23	BBB	$42,033

42	Allstate Corp/The	4.500%	6/15/43	A–	43,053

103	American Express Co	3.400%	2/27/23	A–	102,190

42	Ameriprise Financial Inc.	4.000%	10/15/23	A–	42,735

85	Bank of Montreal	3.803%	12/15/32	BBB+	79,405

84	Bank of New York Mellon Corp/The	3.300%	8/23/29	A	79,194

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Financials (continued)

$87	Bank of Nova Scotia/The	2.450%	9/19/22	AA–	$83,707

42	BlackRock Inc.	3.500%	3/18/24	AA–	42,236

66	Boston Properties LP	3.850%	2/01/23	BBB+	66,328

56	Brixmor Operating Partnership LP	3.875%	8/15/22	BBB–	55,650

67	Brookfield Finance LLC	4.000%	4/01/24	BBB	66,306

58	Chubb Corp/The	6.000%	5/11/37	A	70,915

100	Citigroup Inc.	4.044%	6/01/24	BBB+	100,660

207	Citigroup Inc.	4.125%	7/25/28	BBB	199,402

100	Citigroup Inc.	4.650%	7/23/48	BBB+	101,724

198	Cooperatieve Rabobank UA	3.875%	2/08/22	A+	200,814

112	Deutsche Bank AG/New York NY	4.250%	10/14/21	BBB	111,870

42	Franklin Resources Inc.	2.800%	9/15/22	A	40,908

70	HCP Inc.	3.150%	8/01/22	BBB	68,114

42	Host Hotels & Resorts LP	4.750%	3/01/23	BBB	43,075

70	KeyCorp	5.100%	3/24/21	BBB+	72,917

46	Liberty Property LP	3.375%	6/15/23	BBB	44,929

140	Manulife Financial Corp	4.900%	9/17/20	A–	143,797

98	Marsh & McLennan Cos Inc.	4.800%	7/15/21	A–	101,461

100	Mitsubishi UFJ Financial Group Inc.	3.961%	3/02/28	A	99,490

42	Northern Trust Corp	3.950%	10/30/25	A	42,539

62	ORIX Corp	2.900%	7/18/22	A–	59,992

70	PNC Financial Services Group Inc./The	3.900%	4/29/24	A–	69,880

100	Prologis LP	3.875%	9/15/28	A–	100,156

80	Prudential Financial Inc.	3.905%	12/07/47	A–	74,046

84	RBC USA Holdco Corp	5.250%	9/15/20	A–	87,497

42	Regency Centers Corp	3.750%	11/15/22	BBB+	41,761

38	Santander Holdings USA Inc.	4.500%	7/17/25	BBB+	37,869

58	Santander UK PLC	4.000%	3/13/24	A	58,748

42	Sompo International Holdings Ltd	4.700%	10/15/22	A–	42,728

70	State Street Corp	3.100%	5/15/23	A	68,670

98	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	A–	93,099

154	Toronto-Dominion Bank/The	2.125%	4/07/21	AA–	149,227

42	Westpac Banking Corp	4.322%	11/23/31	BBB+	40,254
3,081	Total Financials				3,069,379

	Industrial – 14.0%

108	AbbVie Inc.	4.500%	5/14/35	BBB	106,308

46	American Honda Finance Corp	1.650%	7/12/21	A	43,927

158	American Tower Corp	5.000%	2/15/24	BBB–	164,859

79	Amgen Inc.	4.400%	5/01/45	BBB+	77,711

84	Analog Devices Inc.	2.500%	12/05/21	BBB	81,097

Nushares ESG U.S. Aggregate Bond ETF (NUBD) (continued)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial (continued)

$42	Apple Inc.	4.500%	2/23/36	AA+	$45,686

98	Apple Inc.	3.850%	5/04/43	AA+	94,890

56	Applied Materials Inc.	5.100%	10/01/35	A–	62,623

9	Archer-Daniels-Midland Co	5.765%	3/01/41	A	10,843

53	AstraZeneca PLC	6.450%	9/15/37	A–	66,382

26	Becton Dickinson and Co	5.000%	11/12/40	BBB–	25,925

122	Biogen Inc.	3.625%	9/15/22	BBB+	122,828

42	Booking Holdings Inc.	2.750%	3/15/23	BBB+	40,320

56	Bristol-Myers Squibb Co	2.000%	8/01/22	A	53,139

56	Broadridge Financial Solutions Inc.	3.950%	9/01/20	BBB+	56,652

28	Bunge Ltd Finance Corp	3.000%	9/25/22	BBB	26,841

71	Cardinal Health Inc.	2.616%	6/15/22	BBB+	67,879

56	Cardinal Health Inc.	3.200%	3/15/23	BBB+	54,252

85	Caterpillar Financial Services Corp	2.550%	11/29/22	A	82,396

56	Caterpillar Inc.	3.803%	8/15/42	A	53,838

50	Celgene Corp	5.000%	8/15/45	BBB	50,421

28	Clorox Co/The	3.050%	9/15/22	BBB+	27,712

80	Coca-Cola Co/The	2.500%	4/01/23	A+	77,402

42	CSX Corp	4.250%	11/01/66	BBB+	37,788

60	Deere & Co	3.900%	6/09/42	A	59,052

47	Dell International LLC / EMC Corp, 144A	8.100%	7/15/36	BBB–	55,701

85	Discovery Communications LLC, 144A	3.500%	6/15/22	BBB–	83,876

56	Discovery Communications LLC	5.000%	9/20/37	BBB–	54,896

42	Eaton Corp	4.000%	11/02/32	BBB+	41,257

85	Ecolab Inc.	3.250%	12/01/27	BBB+	81,650

42	Enbridge Inc.	6.000%	1/15/77	BBB–	41,185

188	Fortive Corp	2.350%	6/15/21	BBB	182,007

114	Gilead Sciences Inc.	4.000%	9/01/36	A–	110,656

56	Home Depot Inc./The	5.400%	9/15/40	A	66,431

56	Ingersoll-Rand Global Holding Co Ltd	4.250%	6/15/23	BBB	57,394

28	International Business Machines Corp	5.600%	11/30/39	A+	33,697

94	International Flavors & Fragrances Inc.	3.200%	5/01/23	BBB+	91,000

56	Kellogg Co	2.650%	12/01/23	BBB	52,933

56	Keurig Dr Pepper Inc.	3.130%	12/15/23	BBB	53,752

28	Kimberly-Clark Corp	6.625%	8/01/37	A	37,179

104	Kraft Heinz Foods Co	5.000%	7/15/35	BBB–	103,250

70	Laboratory Corp of America Holdings	3.200%	2/01/22	BBB	69,101

56	Lam Research Corp	2.800%	6/15/21	BBB+	54,963

67	Lowe’s Cos Inc.	4.650%	4/15/42	A–	70,756

28	Mastercard Inc.	2.000%	11/21/21	A	27,161

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial (continued)

$110	McCormick & Co Inc./MD	2.700%	8/15/22	BBB	$106,317

136	Microsoft Corp	3.450%	8/08/36	AAA	130,990

126	Microsoft Corp	3.700%	8/08/46	AAA	122,370

108	Moody’s Corp	4.500%	9/01/22	BBB+	111,343

56	Moody’s Corp	2.625%	1/15/23	BBB+	53,728

56	Motorola Solutions Inc.	3.500%	3/01/23	BBB–	54,572

86	National Oilwell Varco Inc.	2.600%	12/01/22	BBB+	82,079

28	Newell Brands Inc.	5.375%	4/01/36	BBB–	26,850

42	Norfolk Southern Corp	4.837%	10/01/41	BBB+	45,095

56	NVIDIA Corp	2.200%	9/16/21	A–	54,277

100	ONEOK Inc.	4.550%	7/15/28	BBB–	102,181

85	Oracle Corp	3.250%	11/15/27	A+	82,441

152	Oracle Corp	3.850%	7/15/36	A+	148,289

130	Orange SA	4.125%	9/14/21	BBB+	132,587

84	PACCAR Financial Corp	2.300%	8/10/22	A+	80,571

54	PepsiCo Inc.	5.500%	1/15/40	A+	65,016

49	PepsiCo Inc.	4.875%	11/01/40	A+	55,068

36	Praxair Inc.	2.700%	2/21/23	A	35,020

28	Quest Diagnostics Inc.	4.250%	4/01/24	BBB	28,322

70	Rockwell Collins Inc.	3.700%	12/15/23	BBB	69,679

36	Roper Technologies Inc.	3.125%	11/15/22	BBB–	35,334

63	Seagate HDD Cayman	4.750%	6/01/23	BBB–	63,116

66	Target Corp	4.000%	7/01/42	A	64,002

68	Telefonica Emisiones SAU	5.462%	2/16/21	BBB	71,219

56	Tyco Electronics Group SA	3.500%	2/03/22	A–	56,229

70	Union Pacific Corp	3.600%	9/15/37	BBB+	64,876

28	United Parcel Service Inc.	6.200%	1/15/38	A+	35,054

85	United Parcel Service Inc.	3.750%	11/15/47	A+	79,802

94	Visa Inc.	4.150%	12/14/35	A+	98,676

85	VMware Inc.	2.950%	8/21/22	BBB–	82,108

57	Vodafone Group PLC	6.150%	2/27/37	BBB+	64,466

179	Walt Disney Co/The	2.350%	12/01/22	A	172,555

44	Weyerhaeuser Co	4.625%	9/15/23	BBB	45,574

142	WPP Finance 2010	3.625%	9/07/22	BBB	138,767

64	Xerox Corp	3.625%	3/15/23	BBB–	61,083

70	Xylem Inc./NY	4.875%	10/01/21	BBB	72,855
5,748	Total Industrial				5,752,127

	Utility – 1.9%

80	Alabama Power Co	6.000%	3/01/39	A+	97,515

28	Commonwealth Edison Co	6.450%	1/15/38	A	35,776

Nushares ESG U.S. Aggregate Bond ETF (NUBD) (continued)

Portfolio of Investments    July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Utility (continued)

$42	Consolidated Edison Co of New York Inc.	5.500%	12/01/39	A–	$48,933

100	Entergy Louisiana LLC	4.000%	3/15/33	A	100,036

28	Florida Power & Light Co	5.950%	2/01/38	AA–	34,476

42	Northern States Power Co/MN	6.200%	7/01/37	A+	52,794

18	Potomac Electric Power Co	6.500%	11/15/37	A	23,060

200	San Diego Gas & Electric Co	4.150%	5/15/48	AA–	196,497

62	Southern California Edison Co	4.500%	9/01/40	A+	62,627

36	Virginia Electric & Power Co	6.000%	5/15/37	A	43,121

84	WEC Energy Group Inc.	2.450%	6/15/20	BBB+	82,786
720	Total Utility				777,621
$9,549	Total Corporate Debt (cost $9,905,233)				9,599,127

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	GOVERNMENT RELATED – 5.2%

	Government Agency – 3.3%

$211	Asian Development Bank	1.625%	5/05/20	AAA	$206,831

112	European Investment Bank	2.000%	3/15/21	AAA	109,523

280	Federal Home Loan Banks	1.875%	12/11/20	AAA	274,070

55	Federal National Mortgage Association	5.625%	7/15/37	AAA	72,140

42	Inter-American Development Bank	3.875%	10/28/41	AAA	45,879

456	KFW Bankegruppe	1.500%	6/15/21	AAA	438,398

121	KFW Bankegruppe	2.375%	12/29/22	AAA	117,983

56	KFW Bankegruppe	2.500%	11/20/24	AAA	54,222

16	Tennessee Valley Authority	5.250%	9/15/39	AAA	19,867
1,349	Total Government Agency				1,338,913

	Municipal Bonds – 0.6% (3)

20	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3 (No Optional Call)	6.725%	4/01/35	BBB–	21,480

85	Illinois, Sales Tax Securitization Corporation Bond Series 2018B (No Optional Call)	3.820%	1/01/48	AA	79,846

120	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2009A (No Optional Call)	5.517%	4/01/39	AAA	148,130
225	Total Municipal Bonds				249,456

	Sovereign Debt – 1.3%

101	Quebec Province	2.500%	4/20/26	AA–	95,489

416	Republic of Colombia	2.625%	3/15/23	BBB	397,280

14	Republic of Hungary	7.625%	3/29/41	BBB–	19,776

28	Republic of Peru	5.625%	11/18/50	BBB+	33,222
559	Total Sovereign Debt				545,767
$2,133	Total Government Related (cost $2,200,650)				2,134,136
	Total Long-Term Investments (cost $41,425,797)				40,312,600

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	GOVERNMENT RELATED – 0.7%

$270	Federal Home Loan Banks, Discount Notes	0.000%	8/01/18	N/R	$270,000
$270	Total Short-Term Investments (cost $270,000)				270,000
	Total Investments (cost $41,695,797) – 98.8%				40,582,600
	Other Assets Less Liabilities – 1.2%				505,360
	Net Assets – 100%				$41,087,960

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

The Fund uses credit quality ratings for its portfolio securities provided by Moody’s, S&P and Fitch. If all three of Moody’s, S&P, and Fitch provide a rating for a security, the middle rating is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody’s, S&P or Fitch. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2018

	NUAG	NUSA	NUBD
Assets
Long-term investments, at value (cost $147,386,728, $26,735,335, and $41,425,797, respectively)	$145,998,908	$26,358,733	$40,312,600
Short-term investments, at value (cost approximates value)	6,450,000	140,000	270,000
Cash	1,917,199	6,852	3,924
Receivable for:
Interest	929,542	168,110	260,539
Investments sold	4,077,325	755,768	1,752,014
Shares sold	2,348,740	—	—
Total assets	161,721,714	27,429,463	42,599,077
Liabilities
Payable for investments purchased	13,749,328	698,082	1,503,914
Accrued expenses:
Management fees	12,354	4,392	6,763
Professional fees	350	79	122
Trustees fees	973	229	318
Total liabilities	13,763,005	702,782	1,511,117
Net assets	$147,958,709	$26,726,681	$41,087,960
Shares outstanding	6,300,000	1,100,000	1,700,000
Net asset value (“NAV”) per share	$23.49	$24.30	$24.17
Net assets consist of:
Capital paid-in	$152,169,024	$27,277,812	$42,308,823
Undistributed (Over-distribution of) net investment income	(124,097)	(48,814)	35,233
Accumulated net realized gain (loss)	(2,698,398)	(125,715)	(142,899)
Net unrealized appreciation (depreciation)	(1,387,820)	(376,602)	(1,113,197)
Net assets	$147,958,709	$26,726,681	$41,087,960
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Statement of Operations

Year Ended July 31, 2018

	NUAG	NUSA	NUBD*
Investment Income	$2,461,809	$588,024	$840,867
Expenses
Management fees	164,130	48,475	66,177
Professional fees	1,420	387	421
Trustees fees	2,637	756	861
Total expenses	168,187	49,618	67,459
Net investment income (loss)	2,293,622	538,406	773,408
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,059,937)	(48,359)	(90,419)
In-kind redemptions	(104,709)	19,956	(135,983)
Change in net unrealized appreciation (depreciation) of investments	(923,388)	(503,418)	(1,113,197)
Net realized and unrealized gain (loss)	(3,088,034)	(531,821)	(1,339,599)
Net increase (decrease) in net assets from operations	$(794,412)	$6,585	$(566,191)

*	For the period September 29, 2017 (commencement of operations) through July 31, 2018.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NUAG		NUSA		NUBD
	Year Ended 7/31/18	For the Period September 14, 2016 (commencement of operations) through July 31, 2017	Year Ended 7/31/18	For the Period March 31, 2017 (commencement of operations) through July 31, 2017	For the Period September 29, 2017 (commencement of operations) through July 31, 2018
Operations
Net investment income (loss)	$2,293,622	$1,168,686	$538,406	$278,010	$773,408
Net realized gain (loss) from:
Investments	(2,059,937)	(123,476)	(48,359)	(1,381)	(90,419)
In-kind redemptions	(104,709)	(22,001)	19,956	—	(135,983)
Change in net unrealized appreciation (depreciation) of investments	(923,388)	(614,236)	(503,418)	53,095	(1,113,197)
Net increase (decrease) in net assets from operations	(794,412)	408,973	6,585	329,724	(566,191)
Distributions to Shareholders
From net investment income	(2,853,740)	(1,132,030)	(724,520)	(197,280)	(796,530)
From accumulated net realized gains	—	(9,600)	—	—	—
Decrease in net assets from distributions to shareholders	(2,853,740)	(1,141,630)	(724,520)	(197,280)	(796,530)
Fund Share Transactions
Proceeds from shares sold	175,104,578	59,751,450	9,782,222	30,000,000	49,734,711
Cost of shares redeemed	(77,632,430)	(4,884,080)	(12,470,050)	—	(7,284,030)
Net increase (decrease) in net assets from Fund share transactions	97,472,148	54,867,370	(2,687,828)	30,000,000	42,450,681
Net increase (decrease) in net assets	93,823,996	54,134,713	(3,405,763)	30,132,444	41,087,960
Net assets at the beginning of period	54,134,713	—	30,132,444	—	—
Net assets at the end of period	$147,958,709	$54,134,713	$26,726,681	$30,132,444	$41,087,960
Undistributed (Over-distribution of) net investment income at the end of period	$(124,097)	$37,258	$(48,814)	$81,089	$35,233

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV	Ending Market Price
NUAG
2018	$24.61	$0.67	$(0.91)	$(0.24)	$(0.88)	$—		$(0.88)	$23.49	$23.50
2017(c)	25.00	0.57	(0.40)	0.17	(0.56)	—	**	(0.56)	24.61	24.67
NUSA
2018	25.11	0.55	(0.64)	(0.09)	(0.72)	—		(0.72)	24.30	24.33
2017(d)	25.00	0.23	0.04	0.27	(0.16)	—		(0.16)	25.11	25.15
NUBD
2018(e)	25.00	0.48	(0.82)	(0.34)	(0.49)	—		(0.49)	24.17	24.20

		Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets

Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(1.00)%	(1.21)%	$147,959	0.20%		2.79%		123%
0.74%	1.00%	54,135	0.20	*	2.67	*	84

(0.37)	(0.39)	26,727	0.20		2.22		37
1.10	1.26	30,132	0.20	*	2.74	*	4

(1.37)	(1.25)	41,088	0.20	*	2.31	*	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.

(c)	For the period September 14, 2016 (commencement of operations) through July 31, 2017.
(d)	For the period March 31, 2017 (commencement of operations) through July 31, 2017.
(e)	For the period September 29, 2017 (commencement of operations) through July 31, 2018.
(f)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 4 – Fund Shares).

*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nushares ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of Nushares Enhanced Yield U.S. Aggregate Bond ETF (NUAG), Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA) and Nushares ESG U.S. Aggregate Bond ETF (NUBD) (each a “Fund” and collectively, the “Funds”), as non-diversified funds, among others. The Trust was organized as a Massachusetts business trust on February 20, 2015. Shares of the Funds are listed and traded on the NYSE Arca (the “Exchange”).

The end of the reporting period for the Funds is July 31, 2018, and the period covered by these Notes to Financial Statements for NUAG and NUSA is the fiscal year ended July 31, 2018 and for NUBD is September 29, 2017 (commencement of operations) through July 31, 2018 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into a sub-advisory agreement with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

NUAG seeks to track the investment results, before fees and expenses, of the ICE BofAML Enhanced Yield U.S. Broad Bond Index. NUSA seeks to track the investment results before fees and expenses, of the ICE BofAML Enhanced Yield 1-5 year U.S. Broad Bond Index. NUBD seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NUAG	NUBD
Outstanding when-issued/delayed delivery purchase commitments	$7,849,134	$508,335

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of fees and expenses of legal counsel to the Funds’ Board of Trustees (the “Board”).

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders monthly.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality,

Notes to Financial Statements (continued)

type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NUAG	Level 1	Level 2	Level 3	Total
Long-Term Investments*
Corporate Debt	$—	$59,699,598	$—	$59,699,598
Securitized	—	48,080,304	—	48,080,304
U.S. Treasury	—	35,481,198	—	35,481,198
Government Related	—	2,737,808	—	2,737,808
Short-Term Investments:
Government Related	—	6,450,000	—	6,450,000
Total	$—	$152,448,908	$—	$152,448,908

NUSA
Long-Term Investments*
Corporate Debt	$—	$13,583,173	$—	$13,583,173
U.S. Treasury	—	6,849,367	—	6,849,367
Securitized	—	5,835,367	—	5,835,367
Government Related	—	90,826	—	90,826
Short-Term Investments:
Government Related	—	140,000	—	140,000
Total	$—	$26,498,733	$—	$26,498,733

NUBD
Long-Term Investments*
U.S. Treasury	$—	$16,207,744	$—	$16,207,744
Securitized	—	12,371,593	—	12,371,593
Corporate Debt	—	9,599,127	—	9,599,127
Government Related	—	2,134,136	—	2,134,136
Short-Term Investments:
Government Related	—	270,000	—	270,000
Total	$—	$40,582,600	$—	$40,582,600
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although each Fund is authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Each Fund issues and redeems its shares on a continuous basis at NAV only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Only certain institutional investors (referred to as “Authorized Participants”) who have entered into agreements with Nuveen Securities, LLC, the Funds’ distributor, may purchase and redeem Creation Units. Once created, shares of the Funds trade on the Exchange at market prices and are only available to individual investors through their brokers.

Creation Units are purchased and redeemed in-kind for a designated portfolio of securities included in each Fund’s respective Index and/or a specified amount of cash. Authorized Participants are charged fixed transaction fees in connection with purchasing and redeeming Creation Units. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., taxes on currency or other financial transactions, and brokerage costs) and market impact expenses it incurs in purchasing or selling portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” on the Statements of Changes in Net Assets.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	NUAG				NUSA				NUBD
	Year Ended 7/31/18		For the period 9/14/16 (commencement of operations) through 7/31/17		Year Ended 7/31/18		For the period 3/31/17 (commencement of operations) through 7/31/17		For the period 9/29/17 (commencement of operations) through 7/31/18
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,400,000	$175,104,578	2,400,000	$59,751,450	400,000	$9,782,222	1,200,000	$30,000,000	2,000,000	$49,734,711
Shares redeemed	(3,300,000)	(77,632,430)	(200,000)	(4,884,080)	(500,000)	(12,470,050)	—	—	(300,000)	(7,284,030)
Net increase (decrease)	4,100,000	$97,472,148	2,200,000	$54,867,370	(100,000)	$(2,687,828)	1,200,000	$30,000,000	1,700,000	$42,450,681

Notes to Financial Statements (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities, but excluding in-kind transactions) during the current fiscal period were as follows:

	NUAG	NUSA	NUBD
Purchases:
Investment securities	$101,384,736	$7,644,535	$19,438,669
U.S. Government and agency obligations	52,580,101	4,900,869	4,576,657
Sales and maturities:
Investment securities	59,282,331	6,163,010	5,613,210
U.S. Government and agency obligations	45,259,842	2,900,453	982,535

In-kind transactions during the current fiscal period were as follows:

	NUAG	NUSA	NUBD
In-kind purchases	$62,939,742	$3,364,130	$29,264,276
In-kind sales	16,614,659	9,485,634	4,949,553

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2018.

	NUAG	NUSA	NUBD
Tax cost of investments	$154,008,016	$27,007,375	$41,746,247
Gross unrealized:
Appreciation	$154,206	$4,784	$5,965
Depreciation	(1,713,314)	(513,426)	(1,169,612)
Net unrealized appreciation (depreciation) of investments	$(1,559,108)	$(508,642)	$(1,163,647)

Permanent differences, primarily due to redemption in-kind, bond premium amortization adjustments, and paydowns resulted in reclassifications among the Funds’ components of net assets as of July 31, 2018, the Funds’ tax year end, as follows:

	NUAG	NUSA	NUBD
Capital paid-in	$1,311	$39,361	$(141,858)
Undistributed (Over-distribution of) net investment income	398,763	56,211	58,355
Accumulated net realized gain (loss)	(400,074)	(95,572)	83,503

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2018, the Funds’ tax year end, were as follows:

	NUAG	NUSA	NUBD
Undistributed net ordinary income[1]	$—	$69,290	$85,683
Undistributed net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2018 and July 31, 2017, was designated for purposes of the dividends paid deduction as follows:

2018	NUAG	NUSA	NUBD[2]
Distributions from net ordinary income[1]	$2,853,740	$724,520	$796,530
Distributions from net long-term capital gains	—	—	—

2017	NUAG[3]	NUSA[4]
Distributions from net ordinary income[1]	$1,141,630	$197,280
Distributions from net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	For the period September 29, 2017 (commencement of operations) through July 31, 2018.
[3]	For the period September 14, 2016 (commencement of operations) through July 31, 2017.
[4]	For the period March 31, 2017 (commencement of operations) through July 31, 2017.

As of July 31, 2018, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NUAG	NUSA	NUBD
Not subject to expiration:
Short-term	$1,424,526	$69,642	$142,899
Long-term	1,226,681	42,137	—
Total	$2,651,207	$111,779	$142,899

7. Management Fees and Other Transactions With Affiliates

Management Fees

The annual management fee for each Fund, payable monthly, is 0.20% of the average daily net assets of each Fund. Each Fund’s management fee compensates the Adviser for investment advisory services to the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser. The Adviser is responsible for substantially all other expenses of the Funds, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Funds’ chief compliance officer, litigation expenses and extraordinary expenses.

Other Transactions With Affiliates

As of the end of the reporting period, TIAA owned shares of the following Fund as follows:

NUBD
TIAA owned shares	997,700

8. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund Information

(Unaudited)

Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Teachers Advisors, LLC 730 Third Avenue New York, NY 10017-3206

Independent Registered
Public Accounting Firm

KPMG LLP

200 East Randolph Street

Chicago, IL 60601

Administrator, Custodian and
Transfer Agent

Brown Brothers Harriman

50 Post Office Square

Boston, MA 02110

Legal Counsel Chapman and Cutler LLP Chicago, IL 60603 Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, D.C. 20004

The tables below show the number and percentage of days during the current fiscal period that each Fund’s market price was greater than its NAV per share (i.e., at a premium) and less than its NAV per share (i.e., at a discount). The market price is determined using the midpoint between the highest bid and the lowest offer on the applicable Fund’s listing exchange, as of the time that the Fund’s NAV is calculated (normally 4:00 p.m. Eastern Time).

	NUAG
Year ended July 31, 2018	Number of Days	% of Total Days
Premium/Discount Range:
1.01% to 3.00%	1	0.4%
0.51% to 1.00%	1	0.4%
0.26% to 0.50%	61	24.2%
0.00 to 0.25%	179	71.0%
(0.01)% to (0.25)%	8	3.2%
(0.26)% to (0.50)%	1	0.4%
(0.51)% to (1.00)%	1	0.4%
	252	100%

	NUSA
Year ended July 31, 2018	Number of Days	% of Total Days
Premium/Discount Range:
1.01% to 3.00%	1	0.4%
0.26% to 0.50%	7	2.8%
0.00 to 0.25%	227	90.1%
(0.01)% to (0.25)%	17	6.7%
	252	100%

	NUBD
September 29, 2017 (commencement of operations) through July 31, 2018	Number of Days	% of Total Days
Premium/Discount Range:
0.26% to 0.50%	20	9.5%
0.00 to 0.25%	143	68.1%
(0.01)% to (0.25)%	45	21.4%
(0.26)% to (0.50)%	2	1.0%
	210	100%

Additional Fund Information

(Unaudited) (continued)

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2018:

	NUAG	NUSA	NUBD
% of Interest-Related Dividends	85.7%	87.8%	97.9%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

ICE BofAML Enhanced Yield Broad Bond Index: This index provides exposure to the broad U.S. investment grade bond market. This included U.S. government and Treasury debt as well corporate bonds. The index uses a fundamental weighting scheme to generate higher yield while maintaining comparable risk. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

ICE BofAML 1-5 Year U.S. Broad Market Index: This index consists of U.S. dollar-denominated, investment grade taxable debt securities with fixed rate coupons that have a remaining term to final maturity, or an average life, of less than five years. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index: The Index is composed of U.S. investment grade fixed income securities that satisfy certain ESG and low-carbon criteria, including U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. governments and corporations that are publicly offered for sale in the U.S. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Bloomberg Barclays U.S. Aggregate Bond Index: The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays U.S. Government/Credit 1-5 Year Bond Index: An index that measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of Nushares ETF Trust (the “Trust”), including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to initially approve or, after an initial term, to renew, each Fund’s advisory arrangements. A discussion of the Board’s approval of the renewal of the advisory arrangements for the Nushares Enhanced Yield U.S. Aggregate Bond ETF (the “Aggregate Bond ETF”) and the Nushares Enhanced Yield 1-5 Year U.S Aggregate Bond ETF (the “1-5 Year Aggregate Bond ETF”) is set forth in Part I below. The advisory arrangements for the Nushares ESG U.S. Aggregate Bond ETF (the “ESG Aggregate Bond ETF”) have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements for the ESG Aggregate Bond ETF is set forth in Part II below.

I.

Nushares Enhanced Yield U.S. Aggregate Bond ETF

Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board, including the Independent Board Members, approved, for each of the Aggregate Bond ETF and the 1-5 Year Aggregate Bond ETF (for purposes of this Part I, each, a “Fund”), the renewal of the management agreement (for purposes of this Part I, the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (for purposes of this Part I, the “Sub-Advisory Agreement”) with Teachers Advisors, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. For purposes of this Part I, the Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes to the team during the year, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter and one-year periods ending December 31, 2017 (or for such shorter periods available for the 1-5 Year Aggregate Bond ETF, which did not exist for part of the foregoing time frame) as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

Given that the investment strategy of each Fund was to track the performance of a specified index (the “Underlying Index”), the Board received and reviewed, among other things, the net asset value performance of each Fund, the performance of such Fund’s Underlying Index and parent index, its relative performance compared to the performance of peer funds (the “Performance Peer Group”) and such Fund’s tracking error and excess return compared to its Underlying Index to assess the Fund’s performance in accordance with its investment objective. Given each Fund’s investment objective of seeking investment results that correspond generally to the performance of its Underlying Index, the Board placed more emphasis on its review of correlation and tracking error in evaluating a Fund’s performance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For the Aggregate Bond ETF, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period. The Board further noted that the Fund’s performance compared to that of its Underlying Index was within expected thresholds. The Board also recognized that the Fund was relatively new with a limited performance history, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.

For the 1-5 Year Aggregate Bond ETF, the Board noted that the Fund was new with an available performance history too limited to make a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Board recognized that each Fund pays a single, all-inclusive (or unified) management fee (as described further below) and, therefore, among other things, reviewed the unified fee compared to the gross and net management fee rates and net total expense ratios of a group of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Group and recognized that differences between the applicable fund and its respective Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, in addition to the management fee schedules, the Independent Board Members considered the sub-advisory fees paid to the applicable sub-advisers, and as described below, comparative data of the fees the sub-advisers charge to other clients.

As indicated above, the Board recognized that each Fund pays the Adviser a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than any distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, fees and expenses of the Independent Board Members (including any of their counsel’s fees), certain expenses of such Fund’s chief compliance officer, litigation expenses and extraordinary expenses. Unlike the typical fee arrangements of the other Nuveen funds in which the funds pay a variety of fees and expenses such as investment advisory fees, transfer agency fees, audit fees, custodian fees, administration fees, compliance expenses, recordkeeping expenses, marketing and shareholder service fees, distribution charges and other expenses, Nushares ETFs (including each Fund) pay the Adviser a unified fee, and the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Adviser is responsible for providing such services or arranging and supervising third parties to provide such services (subject to the noted exceptions). Under the unified fee structure, the Board recognized that the Adviser generally bears the risks of the operating costs rising (and benefits if such expenses decrease) and therefore has an incentive to be administratively efficient. As part of the Board’s analysis of the fee level of each Fund, the Independent Board Members reviewed, among other things, the unified fee compared to the gross and net management fees and net total expense ratios of its respective Peer Group.

The Independent Board Members noted that each Fund had a net management fee and net total expense ratio that were in line with the averages of its respective Peer Group.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include foreign investment companies offered by Nuveen and certain funds advised by the Sub-Adviser.

In this regard, the Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for foreign investment companies and the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in fee schedules. The Board further considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds, which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and pre-tax operating margins for its sub-advisory services to the applicable Nuveen funds for 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.

In general, the Nuveen funds pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule. The Independent Board Members noted, however, that the Nushares ETFs do not have breakpoint schedules. The Board recognized that the Nushares ETFs (including the Funds) pay a unitary fee and, as a result, any reduction in fixed costs associated with the management of these funds would benefit the Adviser. However, the Independent Board Members noted that the unitary fee schedule provides shareholders with a level of certainty of the expenses of the Nushares ETFs. As the Nushares ETFs do not have breakpoints, they do not participate in the complex-level fee programs (which reduce fees on certain funds as the eligible assets in the complex pass certain thresholds). In addition, given that the Nushares ETFs product line was recently launched in 2016, the Independent Board Members recognized the Adviser’s costs in operating the Nushares ETFs during the start-up phase.

Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders. In addition, the Board concluded that the absence of a fund-level and complex-level breakpoint schedule or arrangement was acceptable.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In addition, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the applicable Nuveen funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”) and considered that the Sub-Adviser does not benefit from formal soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

II.

Nushares ESG U.S. Aggregate Bond ETF

For purposes of this Part II, the “Fund” is the Nushares ESG U.S. Aggregate Bond ETF.

At a meeting held on September 24, 2017 (for purposes of this Part II, the “Meeting”), the Board Members of the Trust, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) between the Trust and Nuveen Fund Advisors, LLC (the “Adviser”), on behalf of the Fund, which is a series of the Trust, and the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) between the Adviser and Teachers Advisors, LLC (the “Sub-Adviser”). For purposes of this Part II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the relevant expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	certain profitability-related information (as described below);

•	the Fund’s proposed unitary fee structure, including comparisons of the Fund’s proposed net expense ratio with the net expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or at prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund. Each Board Member may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Board Members also drew on information they had received in their capacity as trustees and directors, as applicable, of other registered investment companies advised by the Fund Advisers.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. In this regard, the Independent Board Members recognized that open-end exchange-traded funds (“ETFs”) were recently added to the Nuveen fund product line (i.e., added in 2016); however, they considered the Adviser’s extensive experience in operating other types of investment companies. The Independent Board Members considered information about the structure, investment objective, strategies and other characteristics of the Fund. Additionally, they observed that the Fund was expected to seek to track the investment results of a specified underlying index (the “Index”).

At the Meeting and/or at prior meetings, the Independent Board Members were provided with materials pertaining to, among other things, the Adviser’s organization and business and the types of services that the Adviser or its affiliates are expected to provide to the Fund. As the Adviser already serves as adviser to the other Nuveen funds overseen by the Board Members, the Board has a good understanding of the Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, the Independent Board Members, in part, relied upon their knowledge from their meetings and any other interactions throughout the year with the Adviser in evaluating the Investment Management Agreement although, as noted above, they recognized that ETFs were recently added to the Nuveen fund product line.

The Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized the myriad of services that the Adviser and its affiliates provide to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications, and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) with respect to certain open-end funds with portfolios that have a leverage component, providing leverage management services. The Board was aware, however, that services provided to ETFs may in some respects differ from those provided to other Nuveen funds. In addition, the Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund.

With respect to the Sub-Adviser, at the Meeting and/or at prior meetings, the Independent Board Members were provided with materials pertaining to, among other things, the Sub-Adviser’s organization and business, and considered that the Sub-Adviser is an affiliate of the Adviser. The Independent Board Members considered the experience of the Sub-Adviser and noted that it manages, in addition to other Nuveen ETFs, certain index products, including certain funds in the TIAA-CREF fund family. At the Meeting and/or at prior meetings, the Independent Board Members have noted the expertise and experience within the TIAA-CREF organization with investment products that focus on “ESG” (i.e., environmental, social and governance) criteria. Further, they evaluated the background and experience of certain key investment personnel that were expected to serve as portfolio managers to the Fund. In this regard, they noted that the portfolio management team that was expected to serve the Fund also serves as the portfolio management team to certain other Nuveen ETFs.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and noted that the Sub-Adviser manages other Nuveen ETFs. In addition, the Independent Board Members reviewed certain performance-related data pertaining to the Index as well as the Fund’s contemplated secondary index (including returns for the 1-year, 3-year, 5-year and cumulative time periods as of June 30, 2017).

C. Fees, Expenses and Profitability

1.Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed unitary fee structure, the rationale for its proposed fee structure, and its proposed net expense ratio in absolute terms as well as compared with the net expense ratios of comparable ETFs.

In considering the Fund’s proposed unitary fee structure, the Independent Board Members took into account the Adviser’s representation that unitary fee structures were generally common for ETFs. They noted that under this structure, the Fund would pay a fee to the Adviser and, in turn, the Adviser would be generally responsible for the fees incurred by the Fund (such as custody fees, transfer agency fees, index licensing fees, and stock exchange listing fees, as well as the fee paid to the Sub-Adviser), subject to certain exceptions (which included the management fee, any payments under the Trust’s distribution and service plan, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, certain expenses of the Fund’s chief compliance officer, fees and expenses of the Independent Board Members and their counsel, litigation expenses and extraordinary expenses). In this regard, the Independent Board Members were provided with estimates of the Fund’s anticipated expenses, including those that would be paid by the Adviser from the unitary fee and those that would be excluded from the unitary fee, to the extent available.

In considering the proposed unitary fee structure, the Independent Board Members took into account that the Adviser would bear the risk that certain of the Fund’s operating expenses would increase (but would also benefit if such expenses decrease) and the degree of expense stability that would be afforded to the Fund’s shareholders. Additionally, the Independent Board Members reviewed, among other things, the Fund’s proposed unitary fee as well as comparative data pertaining to net expense ratios of the Fund’s peers in the Lipper category in which the Fund is expected to be classified. The Independent Board Members noted that as compared to peer group pricing (taking into account both the expected Lipper and Morningstar categories), the proposed unitary fee to be charged to the Fund was below the median category fee. Further, the Independent Board Members considered the proposed sub-advisory fee for the Fund, which, as noted above, will be paid by the Adviser out of its unitary fee.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s unitary fee was reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.Comparisons with the Fees of Other Clients

The Board considered that ETFs were a recent addition to the Nuveen fund product line and the Fund will pay a unitary fee which will differ from most other investment companies advised by the Adviser which pay a variety of fees, such as the investment advisory fee; Rule 12b-1 fees, if any; transfer agency fees; custody fees; and other expenses. The Board believed the unitary fee structure is a benefit to shareholders as it clearly discloses the cost of owning Fund shares, shifts the risk of the costs of operating the Fund covered by the unitary fee to the Adviser, and provides an incentive to the Adviser to maximize administrative efficiencies. As noted, the Board considered the unitary fee paid by the Fund in comparison to the expense ratios of its peers in the Lipper and Morningstar categories in which the Fund is expected to be classified. The Board also noted at prior meetings that the Adviser and/or its affiliated sub-advisers provide services to other types of clients, including, among other things, separately managed accounts, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts. The Board has observed that the varying types of clients require different services and involve different regulatory risks and entrepreneurial risks than managing the Fund, a registered investment company. At prior meetings, the Board has reviewed information regarding the different types of services that are provided to the Nuveen funds compared to those

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

provided to the other types of clients described above, which typically do not require the same breadth of day-to-day services required for registered funds advised by the Adviser. The Board has noted that many of the administrative services that the Adviser provides to support the Nuveen funds may not be required to the same extent or at all for the institutional clients or other clients. The Independent Board Members have recognized that the foregoing variations result in different economics among the product structures and culminate in varying management fees among the types of clients and funds. Given the inherent differences in the various products, the Independent Board Members have concluded such facts justify the different levels of fees.

At the Meeting and/or at prior meetings, the Independent Board Members have noted that the Sub-Adviser currently serves as sub-adviser to several Nuveen ETFs, serves as investment adviser to funds in the TIAA-CREF family of funds and, in addition, provides management services to other types of clients, including certain accounts.

3.Profitability of Fund Advisers

At the time of the Meeting, historical information regarding the costs of services provided by the Adviser to the Fund and the profitability of the Fund to the Adviser was not available as the Fund had not commenced operations and it was not possible to predict the effect on profitability of the Fund (or the recently added ETF line of business generally). At the Meeting or at prior meetings, however, the Board has recognized the significant time and resources the Adviser committed to develop the ETF product line, including organizing the Trust and Fund (in addition to other Nuveen ETFs), obtaining the necessary exemptive relief from the Securities and Exchange Commission, hiring additional personnel and arranging for the service providers to the Fund (and other Nuveen ETFs). The Independent Board Members also considered the estimated operating expenses to be paid by the Adviser pursuant to the unitary fee. Further, at prior meetings, the Independent Board Members have considered Nuveen’s level of profitability for its advisory activities. In this regard, at prior meetings, the Independent Board Members have reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the other Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for 2016 and 2015. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability and, in addition, have reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). Further, as the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”), the Board has reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves to have a fuller understanding of the financial condition and strength of the TIAA complex, together with Nuveen. The Board recognized that it will be reviewing profitability further as the Fund commences operations and gathers assets and as relevant information becomes available regarding Nuveen’s recently-added ETF business line as a whole.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds. In this regard, the Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Independent Board Members have recognized that economies of scale are difficult to measure with precision, they have noted that there are several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. Most of the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component, each of which has a breakpoint schedule. Generally, the fund level fee component declines as the assets of a particular fund grow. Pursuant to the complex-wide fee arrangement, generally, the complex-level fee component declines when eligible assets of the funds in the Nuveen complex combined grow.

Notwithstanding the foregoing, the Independent Board Members recognized that the unitary fee structure does not have breakpoints and that the Fund (like other Nuveen ETFs) would not participate in the complex-level fee program. The Independent Board Members recognized that it was difficult to assess when economies of scale, if any, might be realized before the commencement of investment operations and in light of Nuveen’s recent entry to the ETF market. They further recognized that although a unitary fee affords a certain degree of certainty in the expenses of the Fund, the Adviser will benefit from any reductions in certain fixed costs that arise in connection with managing the Fund although the Adviser also has the risk if such fixed costs rise. Additionally, they acknowledged that as ETFs were new to the Nuveen fund family, there would be ongoing review of the fee structure employed for these types of funds.

In addition, at the Meeting and/or prior meetings, the Independent Board Members have recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Independent Board Members concluded that the proposed unitary fee structure (which would not include breakpoints or participation in the complex-level fee program) was acceptable.

E. Indirect Benefits

The Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates of a Fund Adviser for services rendered to the Fund and research services received by a Fund Adviser from broker-dealers that execute Fund trades. In this regard, the Independent Board Members considered that the Fund’s portfolio transactions would be allocated by the Sub-Adviser and that the Sub-Adviser may benefit from research received through soft dollar arrangements with respect to transactions in equity securities. However, they recognized that the Sub-Adviser does not use soft dollars in connection with transactions in fixed income securities.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	166
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	166
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	166
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	166
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	166
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	166
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	166

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	166
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	164

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Martin Y.G. Kremenstein 1976 100 Park Avenue New York, NY 10017	Chief Administrative Officer	2017	Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2013-2015); formerly, Director (2009-2013) Deutsche Bank; CEO (2012-2015) DB Commodity Services LLC; CEO (2012-2014) DBX Advisors LLC and DBX Strategic Advisors LLC.	11
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	166
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	166
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	166
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	166
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	166
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	166
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	166
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	166
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	166

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	166

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

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Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	NAN-ENHUS-0718P 600785-INV-Y-09/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended July 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
NuShares Enhanced Yield U.S. Aggregate Bond ETF	17,980	0	0	0
NuShares ESG U.S. Aggregate Bond ETF [5]	17,930	0	0	0
NuShares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF [6]	17,980	0	0	0

Total	$53,890	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced operations on 10/02/2017
[6]	Fund commenced operations on 04/03/2017

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
NuShares Enhanced Yield U.S. Aggregate Bond ETF	0%	0%	0%	0%
NuShares ESG U.S. Aggregate Bond ETF	0%	0%	0%	0%
NuShares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0%	0%	0%	0%

Fiscal Year Ended July 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
NuShares Enhanced Yield U.S. Aggregate Bond ETF	17,500	714	0	0
NuShares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	17,500	0	0	0

Total	$35,000	$714	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
NuShares Enhanced Yield U.S. Aggregate Bond ETF	0%	0%	0%	0%
NuShares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0%	0%	0%	0%

Fiscal Year Ended July 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
NuShares Enhanced Yield U.S. Aggregate Bond ETF	0	0	0	0
NuShares ESG U.S. Aggregate Bond ETF	0	0	0	0
NuShares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
NuShares Enhanced Yield U.S. Aggregate Bond ETF	0	0	0	0
NuShares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NuShares ETF Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Martin Kremenstein
Martin Kremenstein
Chief Administrative Officer
(principal executive officer)

Date: October 5, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 5, 2018